EXHIBIT 10.6

SERVICES AGREEMENT
BISYS, INC. 11 Greenway Plaza Houston, Texas 77046-1102	Contract No. CHH-1922 Price List No. 5/98
Client	Greater Buffalo Savings Bank
Address	GBSB Development Corporation Convention Towers Suite 1109 33 Court Street
City	Buffalo
State	New York
Zip Code	14202

1.	SCOPE OF AGREEMENT

Client agrees to convert to the BISYS System (defined in Paragraph 2(C) below) and BISYS, Inc. ("BISYS") shall provide Client, in accordance with this Agreement, the services selected by Client from BISYS' then applicable Price List (the "Price List") (collectively, the "Services").  The current Price List is attached hereto and made a part hereof.

2.	TERMS OF AGREEMENT
A.	The initial term of this Agreement shall commence the date this Agreement is executed by both parties and end 60 full calendar months after the "Conversion Date" (as defined in Paragraph 4 (B)) (the "Initial Period").
B.

The Agreement shall automatically continue after the Initial Period for subsequent consecutive terms of three years each unless and until it is terminated by either party upon written notice to the other given at least 180 days prior to the end of the Initial Period or any additional three year period.

C.	If Client has given BISYS notice pursuant to Paragraph 2(B) and Client intends to deconvert from the BISYS data processing system ("BISYS System"), Client may, upon written notice to BISYS given at any time during the final 120 days of this Agreement (as determined in accordance with 2(B) above) or any extension hereof pursuant to this Paragraph 2(C), extend the termination date to the date indicated in such notice, which date shall not be, in any event, less than 120 days after the date of such notice. Commencing at the end of the Initial Period or any renewal period (as applicable), Client shall pay for Services at the standard (non-discounted) list prices set forth in the then current BISYS Price List notwithstanding the giving of extension notice.
D.	Continuing obligations under this Agreement are those relating to "BISYS Products" (defined in Paragraph 10(A)); "Confidential Information" (defined in Paragraph 10(F)) and "Client Files" (defined in Paragraph 8(A)), and such continuing obligations shall survive any termination of this Agreement.

3.	CHARGES
A.

Each month commencing Conversion Date, whether or not Client actually uses any Services during such month, Client shall pay a minimum monthly charge equal to the greater of (i) $5,000.00; (ii) BISYS' charges for the Services actually used by Client during such month; (iii) 80% of the charges invoiced to Client during the immediately preceding month; or (iv) 80% of the charges invoiced to Client for the month immediately preceding any Deconversion (as defined in Paragraph 9 (B)) by Client if Client deconverts from the BISYS System.

B.	The initial charges for the Services are specified in the Price Lists, and shall be recorded by the BISYS System or by any other means used by BISYS of determining Client's usage. The charges for the Services listed on the Price List as of the date hereof will not be changed by BISYS until the expiration of the first year following Conversion Date. Thereafter, during the remaining term of the Initial Period, the charges for the Standard Services listed on the Price List may be changed by BISYS at any time and from time to time upon at least 90 days prior written notice to Client. During the Initial Period, the charges for the Special Services listed on the Price List as of the date hereof may be changed by BISYS at any time after the date hereof upon at least 90 days prior written notice to Client. After the Initial Period, the charges for the Standard and Special Services listed on the Price List shall automatically, and without notice, be changed to BISYS' standard (non-discounted) list prices then in effect for the respective Services; such prices may, thereafter, be changed by BISYS, at any time and from time to time, upon at least 90 days prior written notice to Client.
C.	There shall be added to all charges for the Services furnished Client hereunder amounts equal to any applicable taxes levied or based on such Services, exclusive of taxes based on BISYS' income.
D.	No later than the 5th day of each calendar month, BISYS shall invoice (the "Monthly Invoice") Client: (i) for all Services projected to be used by Client during that billing month (the "Billing Month") which charge will be based upon either actual usage and number of accounts during the month prior to the Billing Month or the minimum charge pursuant to Paragraph 3(A); (ii) an amount equal to 100% of the recurring pass through charges actually utilized by Client during the prior month as the estimated pass through charges for the Billing Month; (iii) adjustments (debits/credits) to the prior month's estimated charges set forth in (i) and (ii) above and; (iv) all other charges incurred by Client during the prior month. For the projected portion of the invoice, the first Monthly Invoice shall be based upon BISYS' estimates of usage and shall also include for the prior month (during which the Conversion Date occurred) a full month's charges unless the Conversion Date is after the 15th of the prior month, in which event Client shall be assessed one-half month's charges for the prior month. Client agrees to pay all amounts set forth in the Monthly Invoice by automatic debit by BISYS on the last business day of the Billing Month from a Client bank account established for this purpose (the "Payment Account"). Client agrees to execute any and all required documentation to enable BISYS to perform such automatic debiting of the Payment Account. If Client fails to pay any amounts due under this Agreement, Client shall, upon demand, pay interest at the rate of 1-1/2% per month, but in no event more than the highest interest rate allowable, on such delinquent amounts from their due date until the date of payment. Client agrees to reimburse BISYS for any and all expenses BISYS may incur, including reasonable attorney fees, in taking action to collect any amounts due BISYS hereunder. All amounts due must be paid prior to Client's deconversion from the BISYS System.

4.	CONVERSION TO THE SERVICES
A.	BISYS shall, to the extent applicable, convert machine readable Client Files (as defined in Paragraph 8 (A)) to make them compatible with the Services selected by Client from the Price List. Client agrees to cooperate with BISYS and provide all necessary information and assistance required for BISYS to successfully convert such Client Files. Client will assign a liaison person to assist and cooperate with BISYS in such conversion.
B.	BISYS shall determine in accordance with its normal acceptance procedures when the applicable Client Files have been successfully converted and when the Services selected by Client from the Price List are operational and available for Client's use. The date the first of the Services selected by Client from the Price List is operational and available for Client's use is the "Conversion Date".

5.	AVAILABILITY OF THE SERVICES
A.	Hours for accessing Services on an on-line basis ("On-Line Hours") at the BISYS data center providing Services to Client ("Data Center") are 7:00 A.M. to 9:00 P.M. Monday through Friday and 7:00 A.M. to 6:00 P.M. Saturday (Data Center time) exclusive of BISYS holidays (New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). A particular Service may also be available at other than On-Line Hours; in which event Client may, at its option and subject to any additional charges therefor, use that Service at such other times.
B.	BISYS will make every reasonable effort to have the Services available during the On-Line Hours. However, BISYS cannot and does not guarantee such availability. Accordingly, Client's remedy and BISYS' sole liability to Client or any third party for claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of (i) the unavailability of the BISYS System or (ii) the interruption in or delay of the Services provided or to be provided by BISYS hereunder, shall be for BISYS to use all reasonable efforts to make the BISYS System available and/or to resume the Services as promptly as reasonably practicable.
C.	Client shall, at its expense, be responsible for delivering and transmitting to and from Client's offices, the offices of the applicable regulatory authorities and any other location authorized by Client, and the Data Center all data and information necessary for BISYS to furnish the Services to Client.

6.	USE OF THE SERVICES
A.	Client is exclusively responsible for the consequences of its own actions; for any instructions it gives BISYS; for its failure to access the Services in the manner prescribed by BISYS, and for its failure to supply accurate input information. Client is responsible for auditing, balancing, verifying the correctness of calculation routines (such as interest and service charges) and reconciling any out-of-balance condition, and for notifying BISYS of any errors in the foregoing within three business days after receipt of the incorrect information. Client's remedy and BISYS' sole liability to Client or any third party for any claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of errors or omissions in the Services provided or to be provided by BISYS hereunder and caused by BISYS shall be for BISYS to furnish the correct report and/or to correct the applicable Client Files, provided that Client promptly advises BISYS thereof.
B.	Client shall use the Services in accordance with such reasonable instructions as may be established by BISYS from time to time as set forth in any written materials furnished by BISYS to Client.
C.	Except as otherwise permitted in writing by BISYS, Client will use the Services only for its own internal and proper business purposes and will not sell or otherwise provide, directly or indirectly, any of the Services or any portion thereof to any third party.
D.	Client shall not make any alteration, change or modification to any of the computer programs, data bases and/or BISYS supported files used by BISYS in connection with providing the Services to Client hereunder, without BISYS' prior written consent in each instance.
E.	BISYS shall give Client 30 days written notice of any BISYS system change which materially affects Client. Nothing herein shall preclude or limit BISYS' ability to make changes to its data processing system.

7.	COMMUNICATION LINES AND EQUIPMENT.
A.	BISYS shall order, on Client's behalf and with Client's approval, the installation of appropriate telephone lines and communications equipment to enable Client to access the Services. Client shall pay all charges relating to the installation and use of such telephone lines and communications equipment.
B.	BISYS shall not be responsible for the reliability, or continued availability, of telephone lines and communications equipment used by Client in accessing the Services.

8.	FILE SECURITY AND RETENTION.
A.	Any Client data bases and files or other information provided by Client to BISYS for use with the Services (the "Client Files") shall remain the confidential property of Client. BISYS will provide reasonable security provisions to insure that third parties do not have access to the Client Files. BISYS reserves the right to issue and change regulations and procedures from time to time to improve file security. BISYS will instruct its employees having access to the Client Files to keep the same confidential by using the same care and discretion that BISYS uses with respect to its own confidential property.
B.	BISYS will take reasonable precautions to prevent the loss of, or alteration to, Client Files, but BISYS cannot guarantee against any such loss or alteration. Accordingly, Client will, to the extent deemed necessary by Client, keep copies of all source documents of information delivered to BISYS and will maintain a procedure external to the BISYS System for the reconstruction of lost or altered Client Files. In connection with the foregoing, it is understood that Client shall assume and be responsible for risk of loss and/or damage to documents and records while they are in transit to and from the Data Center.
C.	During the term of this Agreement, BISYS will retain the Client Files in accordance with, and to the extent provided by BISYS' then prevailing records retention policies for the Services, which policies will be consistent with guidelines covering the Services established by appropriate regulatory authorities. BISYS will, upon the expiration of any retention period for Client Files, dispose of Client Files in any manner deemed appropriate by BISYS unless Client, prior to such disposal, furnishes to BISYS written instructions for the disposition of such Client Files at Client's expense. Client shall pay for the provision of Client Files to Client at BISYS' standard rates for such services and BISYS shall provide such Client Files provided that BISYS has been paid for all Services provided hereunder through the date such requested Client Files are returned to Client.
D.	BISYS has a written Disaster Recovery Plan establishing emergency procedures, including off-premises backup facility. In connection therewith, BISYS has prepared a Disaster Recovery Manual. The Disaster Recovery Plan and Disaster Recovery Manual are available at the Data Center for examination by bank auditors and examiners and, as they may be modified from time to time, will remain in existence during the term of this Agreement. BISYS shall provide Client, upon written request, with information necessary for Client to develop a disaster contingency plan which will work in concert with BISYS' Disaster Recovery Plan.

9.	DUTIES UPON TERMINATION; RETURN OF RECORDS
A.	Upon the termination of this Agreement for any reason, BISYS will dispose of all Client Files still in the BISYS System in any manner deemed appropriate by BISYS unless Client, not later than 30 days after such termination, furnishes to BISYS written instructions for the disposition of such Client Files at Client's expense as set forth in Paragraph 9(B).
B.	At Client's request as set forth in Paragraph 9(A), BISYS shall deliver to Client all of the Client Files then retained by BISYS including file layouts and their descriptions in BISYS format and shall provide in accordance with BISYS deconversion policies, reasonable and necessary assistance with the deconversion from the BISYS System to a non-BISYS system ("Deconversion"). Client shall pay BISYS for Deconversion assistance in accordance with BISYS' then current Deconversion rate schedule. Payment for Deconversion together with all other payments which are due, and which will become due, pursuant to the provisions of this Agreement shall be paid to BISYS prior to delivery of such Client Files.
C.	Client Files returned to Client shall be in a standard BISYS machine readable format.

10.	OWNERSHIP, USE AND CONFIDENTIALITY; BISYS PRODUCTS AND CONFIDENTIAL INFORMATION.
A.	All computer programs and related documentation made available, directly or indirectly, by BISYS to Client as part of the Services (the "BISYS Products") are the exclusive and confidential property of BISYS or the third parties from whom BISYS has secured the right to use such computer programs and documentation.
B.	A personal, non-exclusive, non-transferable right and license is being granted to Client to use, during the term of this Agreement, any applications software programs included in the BISYS Products (the "Application Programs") which are delivered to Client as part of the Services solely for Client's own business usage. Client shall not have any interest in the Applications Programs except for this limited license.
C.	Client shall receive all improvements, enhancements, modifications and updates to any Applications Programs which are delivered to Client as part of the Services if, and as, made available by BISYS to its clients generally. All such improvements, enhancements, modifications and updates shall be delivered to Client in the form of a computer media, which media shall be provided to Client by BISYS and shall be installed by Client. If Client fails to install any such media within 45 days of its receipt from BISYS, BISYS shall have no further obligation to provide Client with improvements, enhancements, modifications or updates to such Application Programs.
D.	Client acknowledges that it shall be deemed a sublicensee of BISYS for any systems software programs included in the BISYS Products (the "Systems Programs") which are delivered to Client as part of the Services. Client accepts a sublicense from BISYS of the Systems Programs on a personal, non-exclusive, non-transferable basis with the right to use, during the term of this Agreement, such Systems Programs solely in connection with the Services.
E.	Client shall not copy, in whole or in part, any BISYS Products or related documentation, whether in the form of computer media, printed or in any other form, except for copies to be used by Client exclusively for its own internal purposes. Client shall not make any alteration, change or modification to any BISYS Products.
F.	Client shall treat as confidential and will not disclose or otherwise make available any of the BISYS Products or any trade secrets, processes, proprietary data, information or documentation related thereto including, without limitation, any flow charts, logic diagrams or source code (collectively the "Confidential Information"), in any form, to any person other than employees of Client. Client will instruct its employees who have access to the BISYS Products and the Confidential Information to keep the same confidential by using the same care and discretion that Client uses with respect to its own confidential property and trade secrets. Upon the termination of this Agreement for any reason, Client shall return to BISYS any and all copies of the BISYS Products and the Confidential Information which are in its possession.

11.	GOVERNMENTAL AGENCIES.
A.	Client shall provide all required notices to the appropriate regulatory authorities concerning the initiation or termination of this Agreement, or of any substantial changes in the Services being provided to Client. BISYS agrees that any and all Client Files maintained by it for the Client pursuant to this Agreement shall be available for inspection by the appropriate regulatory authorities and Client's internal auditors and independent public accountants, upon prior written notice to BISYS. All costs incurred by BISYS in the preparation of data for inspection, examination or audit will be charged to Client at BISYS' then standard rates for such services.
B.	BISYS shall provide annually to the appropriate regulatory authorities any "Third Party Review Reports" (as such term is understood by such regulatory authorities) prepared by independent public accountants with respect to the Services performed by BISYS at the Data Center and copies of The BISYS Group, Inc.'s (the parent company of BISYS) audited financial statements. By entering into this Agreement, BISYS agrees that it extends to the Office of Thrift Supervision ("OTS") the same authority and responsibility (as applicable to Client) provided to the other regulatory agencies pursuant to the Bank Service Corporation Act, 12 U.S.C. 1867(C) relating to services performed by contract or otherwise.
C.	If after the date hereof any modifications to the Services shall be required by law or by any governmental regulatory authority, BISYS shall, except to the extent such changes may be beyond the capability of the BISYS System to implement, conform the Services to be in compliance with such modified laws or governmental regulations. BISYS may, at its discretion, pass on, in whole or in part, on an equitable basis to all users of the Services (including Client) affected by any such modification the actual costs incurred by BISYS in making any such modification to the Services.

12.	WARRANTY.
A.	BISYS represents and warrants that the Services will conform materially to their design specifications and user documentation which may be changed from time to time. This warranty shall not extend to any of the computer programs, data bases and/or BISYS supported files used by BISYS in connection with providing the Services to Client hereunder which have been altered, changed or modified in any way, without BISYS' prior written consent in each instance.
B.	EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13.	LIMITATION OF LIABILITY.
A.	The remedies specified in this Agreement constitute Client's sole and exclusive remedies in the event of any alleged defaults by BISYS under this Agreement. BISYS' sole liability, if any, for damages (monetary or otherwise) resulting from claims made by Client or any third party arising from or related to any and all causes not covered by the foregoing remedies shall be limited to the lesser of (i) the amount of actual damages incurred by Client or (ii) an amount which shall not exceed the charges paid by Client during the six (6) month period immediately preceding the event from which such claim arose for the Services performed which gave rise to the claim.
B.	IN NO EVENT WILL BISYS BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH CLIENT MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT, EVEN IF BISYS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.	PATENT AND COPYRIGHT INDEMNIFICATION.
BISYS will hold Client harmless and, at its own expense, will defend any action brought against Client based on a claim that the Services used within the scope of this Agreement infringe a United States patent or copyright provided Client notifies BISYS promptly in writing of the claim, BISYS has sole control of the defense of the action and all negotiations for its settlement or compromise, and Client cooperates with BISYS in the defense of the action. In the event any of the Services becomes, or in BISYS' opinion is likely to become, the subject of a claim of infringement of patent or copyright, BISYS, at its option, may (i) secure for Client the right to continue using such Service(s), (ii) replace or modify such Services to make it or them non-infringing, (iii) cease providing the affected Service(s) or (iv) if none of the foregoing options is commercially reasonable, in BISYS' opinion, terminate this Agreement. If BISYS exercises its option hereunder to terminate this Agreement, such termination shall be at no penalty to BISYS except that BISYS shall provide the Deconversion assistance described in Paragraph 9(B) at no charge to Client.

15.	INSURANCE.
BISYS shall maintain, during the term of this Agreement, $10,000,000 of coverage under a Blanket Crime Policy covering fraudulent and dishonest acts committed by its employees for which it is legally responsible. BISYS shall maintain, on its own behalf, insurance coverage for loss from fire, disaster, or other causes contributing to interruption of normal services. Client, at its own expense, will maintain all insurance and fidelity bonds required by the applicable regulatory authorities.

16.	DEFAULT; REMEDIES UPON DEFAULT.
A.	Any of the following events will constitute an "Event of Default" under the Agreement: (i) non-payment of any amounts due hereunder to BISYS by Client; (ii) non-performance of any of Client's or BISYS' other material obligations hereunder; (iii) if any representation or warranty of Client or BISYS is materially breached; (iv) if Client or BISYS files a petition for bankruptcy or becomes the subject of an involuntary bankruptcy petition which is not vacated within 60 days of filing, or becomes insolvent; or (v) if any substantial part of Client's or BISYS' property becomes subject to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency.
B.	Upon occurrence of an Event of Default under the Agreement, the non-defaulting party may, at its option, terminate this Agreement provided at least 30 days (or longer period as may be required by the applicable regulatory authorities) prior written notice has been given to the other and such default has not been cured within such period. Upon such termination by BISYS, BISYS may declare all amounts due and to become due hereunder immediately due and payable. The remedies contained in this Paragraph 16 are cumulative and in addition to all other rights and remedies available to the parties under this Agreement or by operation of law or otherwise.

17.	FORCE MAJEURE.
BISYS shall not be liable or deemed to be in default for any delay or failure to perform under this Agreement or for interruption of the Services resulting, directly or indirectly, from any cause beyond BISYS' reasonable control.

18.	GENERAL.
A.	BISYS shall provide Client upon written request, copies of The BISYS Group, Inc.'s most recent audited financial statements.
B.	Client acknowledges that it has not been induced to enter into this Agreement by any representation or warranty not set forth in this Agreement. This Agreement contains the entire agreement of the parties with respect to its subject matter and supersedes all existing agreements and all other oral, written or other communications between them concerning its subject matter. This Agreement shall not be modified in any way except by a writing signed by both parties.
C.	The failure by either party hereto to insist upon strict performance of any of the provisions contained herein shall in no way constitute a waiver of its rights as set forth herein, at law or equity, or a waiver by either party of any other provisions or subsequent default by the other party in the performance of or compliance with any of the terms and conditions set forth herein.
D.	This Agreement may not be assigned by either party, in whole or in part, without the prior written consent of the other which consent shall not be unreasonably withheld. It shall not be deemed an assignment requiring consent if the stock of either is sold, or all, or substantially all, of the assets are sold so long as such sale does not materially negatively affect the basis of the financial bargain upon which this Agreement is based as of the date hereof and such sale does not materially negatively affect the provision of the Services hereunder. If there is such a negative impact, then the sale shall be deemed an assignment requiring consent as set forth above. This Agreement shall be binding upon and shall inure to the benefit of BISYS and Client and their respective successors and permitted assigns.
E.	If any provision of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.
F.	The headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.
G.	The individuals executing this Agreement on behalf of BISYS and Client do each hereby represent and warrant that they are duly authorized by all necessary action to execute this Agreement on behalf of their respective principals.
H.	Client acknowledges that a breach of any of its obligations under this Agreement relating to the BISYS Products and/or the Confidential Information will cause BISYS irreparable injury and damage and therefore may be enjoined through injunctive proceedings in addition to any other rights or remedies which may be available to BISYS, at law or in equity and BISYS grants Client the same rights with respect to a breach of BISYS' obligations relating to the confidentiality of Client Files.
I.	During the term of this Agreement, neither party hereto shall, directly or indirectly, other than by advertisement to the general public, solicit or encourage to leave, any employee of the other without prior written consent, which consent shall not be unreasonably withheld.

BISYS, INC.				GREATER BUFFALO SAVINGS BANK
Agreed to:	s/			Agreed to:	s/
	(signature-Authorized Representative)				(signature-Authorized Representative)
Name:	W.W. Neville			Name:	Louis Sidoni
Title:	President	Date:	6/14/99	Title:	EVP	Date:	6/14/99
	(print or type)				(print or type)

THIS AGREEMENT SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AUTHORIZED OFFICERS OF BISYS AND CLIENT.  BISYS' MARKETING REPRESENTATIVES DO NOT HAVE THE AUTHORITY TO BIND BISYS.

GBSBI.wpd

ADDENDUM TO SERVICES AGREEMENT NO. CHH-1922

SERVICES AGREEMENT DATED AS OF May    , 1999

Reference is made to the above Services Agreement between the undersigned (the "Agreement") to which this
Addendum is attached and made a part thereof.

The Agreement is hereby amended and supplemented as follows:
1.	Except as expressly amended and supplemented hereby, all terms defined in the Agreement shall have the same meanings when used herein.
2.	Charges.
	2.1	Paragraph 3 of the Agreement is amended by inserting the following new Paragraphs after Paragraph 3(D):
		"E.	For purposes of this Agreement, the following definitions shall apply:
		(1)	"Exhibit A Services" shall mean the Services identified on attached Exhibit A. The parties agree that included in the definition of Exhibit A Services are Client usage of any features associated with the Services listed on the Standard Services portion of Exhibit A which features are in existence and available to Client as of the date of this Addendum. Neither features, nor Services, listed on the Price Lists as of the date hereof, but not set forth on Exhibit A shall be deemed to be part of the Exhibit A Services, and such other Services and/or features shall be billed to Client in accordance with the provisions of Paragraph G below. The parties also agree that Exhibit A Services are recurring Services and do not include any installation charges, training charges, one-time license fees or any other one-time charges.
		(2)	"Client Accounts" shall include all open and closed deposit and loan accounts on the BISYS System.
		(3)	"One Year Period" shall mean each twelve (12) calendar month period commencing the first day of the first full calendar month following the Conversion Date and annually thereafter during the Initial Period, and the indication as to which twelve (12) month period is being referenced will be with the addition of an ordinal number preceding the term One Year Period, e.g., First One Year Period, Second One Year Period, etc.
		F.	Notwithstanding the first sentence of Paragraph 3(B), the initial charges for any and all Client usage of the Exhibit A Services shall be a combined monthly charge (the "Combined Monthly Charge"), as set forth below. After Conversion/Bank Opening Date, the Combined Monthly Charge for Exhibit A Services may change based on number of accounts (as set forth below) and may change pursuant to Paragraph 3(B).
		(1)	On Conversion/Bank Opening Date, BISYS shall calculate the number of Client Accounts converted to the BISYS System. The Combined Monthly Charge at the beginning of the First One Year Period shall be $4,500.00 for up to 6,000 Client Accounts. In the event the initial number of Client Accounts as of the Conversion Date is greater than 6,000, the Combined Monthly Charge at the beginning of the First One Year Period shall be calculated as (x) $4,500.00 plus (y) the number of Client Accounts in excess of 6,000 times the Per Account Fee set forth below:

Number of Client Accounts	Per Account Fee
6,001 to 15,000	$0.80
15,001 or more	$0.65.

(2)	At the end of the First One Year Period, BISYS will determine the number of Client Accounts on the BISYS System (the "Year End Accounts"). The Combined Monthly Charge at the beginning of the Second One Year Period shall be calculated as (x) $5,500.00 plus (y) the number of Year End Accounts in excess of 6,000 times the Per Account Fee set forth below (which may change pursuant to Paragraph 3(B)):
Number of Client Accounts	Per Account Fee
6,001 to 15,000	$0.80
15,001 or more	$0.65.

(3)	At the end of the Second One Year Period and each subsequent One Year Period, BISYS will determine the number of Client Accounts on the BISYS System (the "Year End Accounts"). The Combined Monthly Charge at the beginning of the next One Year Period shall be calculated as (x) $5,000.00 plus (y) the number of Year End Accounts in excess of 6,000 times the Per Account Fee set forth below (which may change pursuant to Paragraph 3(8)):
Number of Client Accounts	Per Account Fee
6,001 to 15,000	$0.80
15,001 or more	$0.65.

		(4)	The Combined Monthly Charge will be adjusted at any time during a One Year Period, if Client acquires any additional assets, liabilities or serviced accounts from a financial organization (the "Acquired Accounts"). Commencing on the first day of the fourth month following the conversion of the Acquired Accounts to the BISYS System, BISYS will add the number of Acquired Accounts to the most current number of Client Accounts and adjust the Combined Monthly Charge to reflect the higher number of Client Accounts on the BISYS System.
		G.	In addition to the Combined Monthly Charge, Client will pay BISYS each month for:
		(1)	All usage of Services not set forth on Exhibit A; and
		(2)	All pass-through charges, including but not limited to telecommunication charges, courier charges and postage charges; and
		(3)	The one-time fees for the Services as set forth on Exhibit B hereto in the month following installation of any such Services; and
		(4)	The usage of any Services as set forth on Exhibit C hereto (optional services), subject to the execution of an Additional Services Agreement relating to such Services."
	2.2	During the Initial Period, BISYS agrees to grant Client a credit in the aggregate amount of up to $15,000.00. Client may apply this credit at its discretion against the Combined Monthly Charge set forth on the Monthly Invoice or against one-time implementation charges for Services purchased by Client after the Conversion Date.
	2.3	Client agrees to assist BISYS in the growth of BISYS by acting as a "Showcase" site for prospective BISYS clients. BISYS will grant Client a credit in the amount of $500 (up to a maximum monthly credit of $1 ,000) for each "Showcase" visit by a prospective BISYS client. In consideration of such credit, Client will, upon reasonable advance notice, provide appropriate access to its equipment and processes used to employ the BISYS System and appropriate support to BISYS in the sales and marketing of its products and services in connection with any "Showcase" visits."
	2.4	During the First One year Period, BISYS agrees that the Per Account Fee will not be increased. BISYS agrees that any increase in the Per Account Fee after the First One Year Period will be limited in the aggregate to the greater of (a) three percent (3%) per annum; or (b) the percentage increase in the United States Consumer Price Index as published by the Bureau of Labor Statistics, United States Department of Labor ("CPI"), during the twelve month period immediately preceding the date of each such increase.
3.	Year 2000. Client acknowledges that BISYS has performed comprehensive tests on the BISYS System to simulate the actual turning of the century. These tests were intended to identify any operational issues caused by the century change at midnight December 31, 1999. BISYS agrees to release all necessary updates and changes for the BISYS System, if any, to accommodate the turn of the century when they are generally made available to its clients. Such distribution may be in the form of new releases, updates or other similar methods of distributing software bug fixes as BISYS may see fit. All modifications, updates or changes made by BISYS shall be to the BISYS System, BISYS provided third party software products and interfaces only, and not to any third party provided software.
4.	FDIC and New York State Funding Approval. BISYS acknowledges that this Agreement is subject to the approval of Client's application to the Federal Deposit Insurance Corporation and New York State funding requirements of $6 million, which are anticipated by Client no later than September 30, 1999. However, in order to induce BISYS to commence work related to converting Client to the BISYS System, Client has executed this Agreement prior to receipt of such approval. Upon receipt of notice by Client that it has not received such approval, Client shall immediately provide BISYS written notice that the approval has not been received. Upon receipt of such notice from Client, this Agreement shall be deemed terminated and BISYS shall discontinue any work relating to the conversion of Client to the BISYS System. Client shall pay BISYS for all work performed by BISYS associated with the conversion of Client to the BISYS System through the date of termination of this Agreement.
5.	Transition to In-House Processing
	5.1	Notwithstanding anything to the contrary set forth herein, Client shall have the opportunity to transition to the Open Solutions, Inc. ("OSI") Complete Banking SolutionTM (the "OSI System") as an in-house data processing system prior to the end of the Initial Period at any time after the thirty-sixth (36th) month following Conversion Date, provided that:
		(a)	Client shall give BISYS at least nine (9) months prior written notice of its intention to transition to the 0SI System; and
		(b)	The effective date of transition must occur after the thirty-sixth (36th) month following Conversion Date and will be scheduled at a mutually convenient time subject to the availability of BISYS and OSI personnel; and
		(c)	Client shall pay BISYS for all Services provided by BISYS through the effective date of transition, including all pass-through charges; and
		(d)	In lieu of Deconversion payments pursuant to Paragraph 9(B) of the Agreement, Client will pay BISYS a transition deconversion fee equal to the average monthly fee for all Standard Services invoiced to Client over the twelve (12) months immediately preceding the transition; and
		(e)	In lieu of payments pursuant to Paragraph 3(A) of the Agreement for the months remaining in the Initial Period after the date of transition, Client will pay BISYS an amount equal to: the then applicable monthly fee for all Standard Services, multiplied by the number of months remaining in the Initial Period after the date of transition, multiplied by sixty percent (60%); and
		(f)	Client shall reimburse BISYS for any out of pocket expenses incurred by BISYS or OSI in connection with the transition to the OSI System, including, without limitation, reasonable travel and lodging expenses; and
		(g)	Any BISYS provided value added products and/or services being utilized by Client at the time of transition to the OSI System will continue upon the execution of a new Additional Services Agreement or Addendum relating to each such specific product or service.
	5.2	If the OSI System is no longer an available product, Client may transition to an alternative product as an in-house data processing system as mutually agreed between Client and BISYS, provided that all of the provisions of Paragraph 5.1 above shall apply.
6.	Performance Standards.
	6.1	Downtime. For purposes of this Agreement, "Downtime" shall mean any general online services interruption (except for interruption due to reasons beyond BISYS' reasonable control, including without limitation, destruction of equipment, communication line failure, fire, acts of God, or acts of governmental or judicial authority) caused by failure of the Data Center's computers, programs or operators to sustain continuous availability of on-line processing during On-Line Hours. BISYS' Data Center will log and report Downtime providing appropriate analytical reports to Client for each calendar month. Client reserves the right to reconcile such reports with Client's own records of Downtime and correct any errors. Downtime results will be tabulated daily and averaged for the calendar month.
		(a)	For every percentage of Downtime in excess of two (2) percentage points (as a percentage of total On-Line Hours), during a period of time measured on a rolling three (3) month average, BISYS will deduct one percent (1%) of the actual charges for the Services paid by Client to BISYS for the measured month to a maximum of five percent (5%). Application of this credit will be made the following month.
		(b)	If BISYS experiences Downtime in excess of five (5) percentage points per month during any two consecutive calendar months, Client shall have the option to terminate this Agreement prior to the end of the Initial Period upon at least 180 days prior written notice to BISYS and such termination shall be effective, provided that:
			(i)		Client shall pay BISYS for all Services provided to Client on the terms provided in this Addendum, including pass-through charges, through the effective termination date; and
			(ii)		Client shall pay BISYS for all Deconversion assistance in accordance with Paragraph 9(B) of the Agreement; and
			(iii)		All payments must be made prior to the delivery of Client Files.
	6.2	Report Delivery. Provided that Client has installed a BISYS approved network configuration, if at least ninety percent (90%) of the individual daily reports are not stored on Client's print server by 10:00 A.M. Eastern Time on the business day immediately following the day as to which such reports relate on at least ninety percent (90%) of the business days during any calendar quarter, then the charges for the Services otherwise payable by Client to BISYS under this Agreement for such calendar quarter shall be reduced by five percent (5%) and applied as a credit against charges for the month following such calendar quarter.
		(a)	BISYS agrees to use all reasonable efforts to provide correct report data so as to prevent double posting. BISYS agrees to monitor service incidents related to production performance. Service incidents are defined as:
			-		Reprint/Rerun (due solely to BISYS' error), i.e., double posting, incorrect data, omission, etc.
			-		Fiche production error
			-		Report misroute (due solely to BISYS' error)
			-		Work request delay (based on mutually agreed upon delivery date)
			-		Any Service Incident mutually agreed upon in writing signed by BISYS and Client
		(b)	If during any two (2) consecutive calendar month period, the number of Service Incidents exceeds seven (7), then Client shall have the option to terminate this Agreement prior to the end of the Initial Period upon at least 180 days prior written notice to BISYS, and the termination shall be effective provided that:
			(i)		Client pays BISYS for all Services provided through the effective termination date on the terms provided in this Addendum, including pass-through charges; and
			(ii)		Client pays BISYS for any Deconversion assistance in accordance with Paragraph 9(B); and
			(iii)		All payments must be made before the delivery of Client Files.
	6.3	For purposes of this Paragraph 6, if the BISYS System is not available due to reasons beyond BISYS' reasonable control, including without limitation, destruction of equipment, communication line failure, fire, acts of God or acts of governmental or judicial authority then any incident resulting from the unavailability of the BISYS System for the reasons set forth in 6.3 shall not be included in the number of Service Incidents for purposes of determining if Client has the opportunity to terminate this Agreement in accordance with Paragraph 6.2(b) above.
7.	Neither BISYS nor Client shall (except to persons acting on behalf of such party) disclose, and neither party shall permit any of its employees or other persons who act or acted in its behalf to disclose, any of the terms and conditions of the Agreement, including without limitation any Addendum or pricing terms, except as may be required by law.
Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and continue to be in full force and effect.
This Addendum supersedes and replaces any prior agreement (written or oral) as to its subject matter. If there is any conflict between the terms and conditions of this Addendum and the terms and conditions of the Agreement or any prior addendum to this Agreement, the Terms and Conditions of this Addendum shall prevail.
BISYS, INC.				GREATER BUFFALO SAVINGS BANK
By:			s/	By:	s/
Name:			W.W. Neville	Name:	Louis Sidoni
Title:			President	Title:	EVP
Date:			6/14/99	Date:	6/9/99
THIS ADDENDUM SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AN AUTHORIZED OFFICER OF BISYS. BISYS' MARKETING REPRESENTATIVES DO NOT HAVE THE AUTHORITY TO BIND BISYS

                                Contract No. CHH-1922

GREATER BUFFALO SAVINGS BANK

EXHIBIT A SERVICES

Transaction Account Processing (DDA, MMDA, NOW, Commercial DDA, SUPER NOW)
Savings, Time Deposits/Certificates of Deposits
Consumer Loan Processing
Commercial Loan Processing
Mortgage Loan Processing
Construction Loan Processing
Automatic Clearing House Processing (ACH)
Central Information File (CIF)
Branch Automation and Teller Processing (up to 15 Workstations)
Year-End Processing (excluding forms)
Credit Bureau Reporting
AdHoc Reporting
Oracle Licenses/Terminal Connection (up to 15 Workstations)

EXHIBIT B - Fees

Refer to ASA Pricing Sheet

PRICING SHEET

nFront Internet Banking
Valid to 1/1/99 - 4/30/99

Fees	nHome	nBusiness	nHome and nBusiness
Implementation Fee - New Customers	$30,000.00 Per T. Newman	$40,000.00	$65,000.00
Monthly Maintenance Fee	$650.00	$700.00	$900.00
Per Customer Fees Customer Monthly Fee New Customer Setup - One Time Cardholder Record (per Record/Per Month)	$4.00 5.00 .04	$ 50.00 100.00 .04
Transaction Fees
New Product Application
ACH Draft
ACH Disbursement
Direct Deposit
Book Transfer
Wire Transfer
Stop Pay
EFTPS - same day request
EFTPS - pass through ACH
Host ACH Transaction Posting
nReach Data Mining Reports (per Report)	$ 5.00 .035 10.00	$ 5.00 .05 .05 .25 .05 7.50 7.50 7.50 1.00 .035 35.00
Bill Payment New Customer Setup (per Customer) Monthly Fee (per Customer) Per Payment Canceled Check Copy NSF Fee Stop Pay Fee Additional User Kits	$ 6.95 2.50 .40 10.00 25.00 20.00 1.00	Included in Monthly $ 2.50 .40 10.00 25.00 20.00 1.00

Tiered Pricing Customer Groups	Cumulative Customers	Price/Month Per Customer
5,000 5,000 5,999 10,000	5,000 10,000 15,000 95,000	$4.00 $3.00 $2.00 $1.00
Fees	nHome	nBusiness	nHome and nBusiness
Options Multimedia Presentations (nMotion) (10 Frames) Management Reporting (per month) Employee Training Program Jump Start Marketing and Promotion Program	$6,000.00 100.00 5,000.00 4,500.00	$6,000.00 100.00	$6,000.00 100.00
Imaging Pricing Internet License Fee Monthly Maintenance Fee (Includes 1000 images) Image Fee (beyond initial 1000 images)	$3,500.00 200.00 .05	$3,500.00 200.00 .05	$3,500.00 200.00 .05

Purchase of nHome or nBusiness includes nBranch as detailed on Exhibit C.

Please check the appropriate box:
[X]	nHome - (Includes Bill Payment)
[ ]	nBusiness
[ ]	nForm (10 Frames)
[ ]	Management Statistics Reporting
[ ]	Check Imaging - Link if current DSI Customer
[ ]	Check Imaging - Link if current Greenway Customer
[ ]	Employee Training Program
[ ]	Jump Start Marketing and Promotion Program
[ ]	Other Special Services (Describe) _______________________________________________________
[ ]	_______________________________________________________
Signature:
Bank Name:
Date:

Exhibit C - The System
nBranch - Internet Branch Service

Current Function
1.	Bank Branding of Internet Site			X
2.	7 Secure Product Services
	-	Checking		X
	-	Savings		X
	-	Certificate of Deposit		X
	-	IRA		X
	-	Consumer/Commercial Loans		X
	-	Mortgage Loans		X
	-	Line of Credit
3.	Additional Secure Product Service
	-	Guestbook		X
4.	Financial Calculators
	-	Loan		X
	-	Maximum Loan		X
	-	College Planning		X
	-	Mortgage		X
	-	Retirement		X
5.	Administration Site
	-	Guestbook Secure Database Management		X
	-	Products & Services Applications with Secure Database Management		X
	-	Products & Services Application Email Notifications
	-	Products & Services - Update Rate and Terms
	-	Password Maintenance Interface		X
	-	Audit Management		X
		-	Bank can view pending or processed applications and who approved/denied application	X X
		-	Bank can view changes to products and services rates and terms which are automatically logged into the secure database	X
6.	Email - The bank will be assigned one @banking.com email address. This "general" mailbox will forward all incoming mail to any/all bank specified email addresses.			X

Exhibit C - The System
nHome - Online Internet Banking Service
Current Function
1.	View Account Balances and Current Statement Transactions
	-	DDA/Savings		X
	-	CD/IRA		X
	-	Loans		X
	-	Line of Credit		X
2.	Internal Transfer of Funds between DDA, Savings, Loan and Line of Credit accounts, using ACH formatted file
	-	Immediate and Future Transfers		X
	-	One Time and Recurring Transfers		X
3.	Pending Web Transfer and Bill Pay Transactions
	-	View, edit, delete future Web Transactions		X
4.	Bill Payment
	-	One Time, Future and Recurring Payments		X
	-	Payment Reporting		X
5.	Custom Reports for Historical Transactions
	-	View customer account information for up to two years		X
6.	Password Manager
	-	Secure log-in		X
	-	Create and change customer password information		X
7.	Personal Information
	-	View customer information file		X
8.	PFM Downloads
	-	Microsoft MoneyTM		X
	-	QuickenTM
9.	Online Help			X
10.	Online Banking Demo			X
11.	Bank Administration Site - nHome Functions
	-	Detailed Internet Branch Billing		X
	-	Billing System for nHome On-Line Banking and Bill Payment customers, using ACH formatted file		X
	-	nReach - Data Mining and Marketing module
		-	Database Query Capability	X
		-	Promotional Emails to selected customers	X

Exhibit C - System
nBusiness Online Banking Service

				Current Functions	Future Function
1.	View Account Balances and Histories
	-	DDA/Savings		X
	-	CD/IRA		X
	-	Loans and Line of Credit		X
2.	ACH formatted Transfers - Book Transfers, Drafts, Disbursements, Direct Deposits between DDA, Savings, Loan, LOC accounts
	-	Immediate and Future Transfers		X
	-	One Time, Recurring Transfers and Pending Transfers		X
	-	Historical Transfers		X
3.	Bill Payment
	-	Immediate and Future Bill Payments		X
	-	One Time and Recurring Payments		X
	-	Pending Bill Payments		X
	-	Historical Bill Payments			X

4.	User Resources
	-	Online payee Database			X
5.	Balance Reporting
	-	View customer account information for up to two years		X
6.	Multi-User Permissions
	-	SuperUser sets up and controls subordinate members		X
	-	Secure log-in		X
	-	Create and change customer password information		X
7.	Business Application Integration
	-	Microsoft Money, Quicken		X
	-	Peachtree, Quick Book, Comma Delimited			X
8.	Online Help				X
9.	Virtual Status Requests - EFTPS (Electronic Federal Tax Payments), Stop Payments, Wire Transfers
	-	Immediate and Future Transactions (where applicable)		X
	-	One Time and Recurring Transactions			X
	-	Pending Transactions			X
10.	Historical Transaction
	-	Cash Concentration			X
	-	Controlled Disbursements			X
	-	Cash Flow Manager/Daily Transaction Journal			X
11.	Bank Administration Site -nBusiness Functions
	-	Set challenge code for SuperUser		X
	-	Flag accounts as Cash Management		X
	-	Audit Management
		-	Receive/respond to time-sensitive Virtual Status Requests (VSRs): Stop Pay, Wire Transfer, EFTPS	X
	-	Detailed internet Branch Billing			X
	-	Billing System for nBusinessSM Customers using ACH formatted file			X
	-	nReach - Data Mining and Marketing module
		-	Database Query Capability		X
		-	Promotional emails to selected nBusinessSM customers		X
		-	Internet Branch Reporting		X

EXHIBIT D -Internet Branch Specifications

1.	Home Page
	-	Bank branding (logo)
	-	Custom navigational controls
	-	3 scanned images or custom graphics
2.	Product and Services (28 sub-page maximum)
	-	Bank branding (logo)
	-	Custom navigational controls
3.	Bank Information and Contact Us (25 sub-page maximum)
	-	Bank branding (logo)
	-	Custom navigational controls
	-	Up to 10 scanned images or 5 graphics
4.	Feature Product, Guestbook, Frequently Asked Questions (FAQ) and Search Engine
	-	Bank branding (logo)
	-	Custom navigational controls

Note: All Web site content must be submitted to nFront in an IBM Microsoft Word (.doc) or PC Text ( txt) Format.
Also, a page can contain up to a maximum of 500 words of text.

EXHIBIT E - Technical Specifications

File Transmission Computer
1.	Pentium 75 Processor or greater PC
2.	16 MB RAM or greater
3.	28.8 BPS Asynch modem or greater
4.	CD ROM drive
5.	Monitor
6.	Keyboard
7.	Mouse
8.	Dedicated analog telephone line for dialup connectivity
9.	PC must be housed in a secure area of the bank and be available to receive daily ACH files and transmit nightly balance files.

Required Software
1.	Microsoft Windows 95 Version 4.00.950 B or greater on CD ROM
2.	Microsoft Plus!

EXHIBIT F - Installation, Training and
Daily Processing Requirements

Implementation and Training Schedule

1.		Upon execution of this Agreement nFront will forward to Bank a copy of nFront's implementation manual.
2.

At a mutually agreeable time following contract execution nFront will conduct a kick off meeting with bank personnel.  The kick off meeting will be in the form of a conference call and will last approximately 2 hours.  Bank must have Internet access at their location during the session.  During this meeting the following topics will be discussed:

	-	nBranch
- Description of Web site content needed to begin work (See Implementation Manual)
- Proposed graphic design for the Web site
	-	Setup Parameters for nHome
	-	Setup Parameters for nBusiness
	-	Proposed timelines for project completion with agreed-upon due dates ("Project Timeline")
3.

By the due dates in the Project Timeline, Bank will provide nFront the nBranch Web site content, setup parameters for nHome, and setup parameters for nBusiness which are detailed in the Implementation Manual.  Upon receipt of the Web site content and setup parameters, nFront will begin site construction based on the Project Timeline.  If the bank fails to deliver the necessary Web site content and setup parameters by the due dates in the Project Timeline, nFront reserves the right to adjust the Project timeline based on the then-current nFront implementation schedule.

4.

Bank will need to make available to nFront a primary and secondary "Internet Branch Manager." These individuals will be responsible for receiving and processing Web site product Services, guest book entries and emails, updating product rates and terms and general administrative functions.  nFront will conduct a training session prior to the bank completing the testing phase.  The session will be in the form of a conference call and will last 2-3 hours.  The bank must have Internet access at their location during the session.  The session will include instruction on Web site administrative functions.

5.		Upon completion of the nBranch Web site, Bank will be asked to sign nFront's Web Site Acceptance Agreement which stipulates the completion of the Web Site.
6.

Bank will need to make available to nFront a primary and secondary test subject These individuals will be responsible for testing the nHome and nBusiness products.  nFront will conduct a training session prior to the testing phase.  The session will be in the form of a conference call and will last 2-3 hours.  The bank must have Internet access at their location during the session. The session will include instruction on application functions.

7.		Upon completion of the testing phase, Bank will be asked to sign nFront's nHome and/or nBusiness Project Completion Acceptance Agreement stipulating the completion of the implementation.

EXHIBIT F - Installation, Training and
Daily Processing Requirements

nBranch Web Site Changes

nFront will provide 3 hours of nBranch Web site changes monthly at no cost.  All changes exceeding 3 hours monthly will be billed at nFront's standard hourly rate listed below.  All requested changes must be submitted to nFront in writing.  nFront will provide a good faith, non-binding estimate of hours needed to complete, cost if applicable and a delivery date.

Hourly Blocks	Cost per Hour
0-100	$150.00
101-200	$125.00
200+	$100.00

Daily Processing
1.	Bank's Data Center is responsible for verifying that account balance files for nHome and nBusiness have been sent to nFront from the Bank Data Center on a daily basis.
2.	Bank's Data Center on a daily basis is responsible for retrieving and processing the ACH formatted file created by nFront for the Bank.
3.	Bank is responsible for obtaining all proper authorizations for electronic funds transfers, including, but not limited to ACH drafts, ACH disbursements, direct deposits, stop pays, wire transfers, and EFTPS.
4.	Bank is responsible for obtaining proper authorization from Bank's customer in order to process ACH drafts when billing the Bank's customer using nFront's end-user billing feature.
5.	For nBusiness:
	a.	Bank or Banks' Data Center must be the ACH originator; and
	b.	Bank must maintain an Electronic Services Agreement with their customers regarding the acknowledgment and use of the Internet as a delivery channel for banking transactions. The agreement shall also document bank's procedure and requirements for each type of transaction; and
	c.	Bank is responsible for verifying that the morning transaction "in-clearing" file(s) have been sent to nFront from the Bank or Bank's data center on a daily basis.

Exhibit G - Bill Payment Services

1.	Bill Payment Services. Subject to the terms of the Agreement and this Exhibit, nlFront will provide the Bill Payment Services listed herein through a third party processing agent ("Processing Agent"). nFront makes no representation, warranty or guaranty with respect to the performance of Services provided by the Processing Agent.
2.	Terms of Bill Payment Services. nFront will provide Bill Payment Services to End Users upon the following conditions:
(a) Eligibility. Only the following End Users shall be eligible to receive Bill Payment Services: (i) consumer demand deposit account holders ("Consumer Account Holders") or (ii) business demand deposit account holders ("Business Account Holders").
(b) Transaction Cap. nFront shall not be obligated to forward for processing any transaction in excess of $9,999.00 (the "Transaction Cap"). nFront reserves the right to increase or decrease the Transaction Cap in its sole discretion and shall give Bank reasonable notice of any such increase or decrease.
(c) Risk Reduction Measures. nFront or the Processing Agent may, from time to time, institute certain operating procedures to reduce credit risk and exposure ("Procedures"). Such measures may include, but are not limited to, pre-authorized drafts for Business Account Holders, verification of funds through ATM networks, separating debits from credit so that payments are not sent until good funds confirmations are received, and the like. Bank and all eligible End Users are subject to and shall conform to all such Procedures. nFront shall use commercially reasonable efforts to inform Customer in advance of the implementation of such risk-reduction procedures.
3.	Fees and Expenses. Bank shall pay the bill payment Fees listed on Exhibit B ("Bill Payment Fees"). nFront shall bill Bank all Bill Payment Fees incurred in the previous month. Payment by Bank is due within ten (10) days of receipt of the invoice.
4.	Limitation of Damages. In addition to all other terms in the Agreement and this Exhibit, nFront's total exposure during the Term of the Agreement for Business Account Holders is limited to a maximum loss of (i) $1,000.00 per business account that has been open with the Bank for less than one year and (ii) $2,500.00 per business account that has been open with the Bank for one year or longer. In no event shall nFront's total liability to Bank ever exceed the amount set forth in the Section of the Agreement entitled "Limitation of Liability."
5.	Bill Payment Services - Back-End Processing.
(a) Accurate payment data, including End User account number and payment information, provided by End Users in files supplied to the Processing Agent, will be taken through a batch interface from nFront each business day during the late evening hours (Day 0). The payment transactions will be processed the following day (Day 1) after the transaction was initiated by the End User. On Day 1, Processing Agent will initiate ACH debits and credits. Credits may be sent via check, electronic transmissions, or ACH to vendor payees. All debits and credits are sent on Day 1.
(b) Processing Agent will handle Funds Transfer in accordance with End User payment instructions activated in accordance with paragraph 5(a). Processing Agent will supply and transmit to the sponsoring Bank payment information for debit against End User account. The initiation of this transfer occurs on Day 1. The End User account is debited on Day 2.
(c) Processing Agent will handle End User inquiries regarding payments made on behalf of End User to Vendor payees. Customer Service is available from 7 a.m. to 7 p.m. Monday through Friday and Saturday from 8 am. to 5 p.m. Central Standard Time or as otherwise designated by Processing Agent.
(d) From time to time Processing Agent may make changes to the system. nFront will notify Bank or Bank's Data Center in advance of any data changes.

Exhibit H - Consulting Services

1.

CONSULTING AND FEES.  Pursuant to the terms and conditions of the Agreement and this Exhibit, (i) nFront will provide to Bank the consulting services described in the attached Schedule - Consulting Services Statement of Work ("Consulting Services"), and (ii) Bank will pay to nFront the Fees for the Consulting Services as set forth in the attached Schedule.

2.

PROMOTIONAL MATERIALS.  Except as otherwise provided herein, nFront reserves all rights, including but not limited to all copyrights, in and to all promotional materials and other works of authorship provided hereunder ("Materials").  Except as otherwise provided herein, Bank may not reproduce or copy the Materials.

3.	LIMITED WARRANTY. For a period of sixty (60) days from the date of delivery to Bank, nFront warrants that:
(i)

the Consulting Services are performed in accordance with normal industry standards, and (ii) the media in which the Materials are embodied is free from material defects.  OTHER THAN AS EXPRESSLY SET FORTH IN THIS SECTION 4, NFRONT DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES, CONDITIONS OR REPRESENTATIONS TO BANK WITH RESPECT TO THE CONSULTING SERVICES OR MATERIALS OR OTHERWISE REGARDING THIS ADDENDUM~, WHETHER ORAL, WRITTEN, EXPRESS, IMPLIED OR STATUTORY. UNLESS SET FORTH IN THIS ADDENDUM, NO REPRESENTATION OR OTHER AFFIRMATION OF FACTS SHALL BE BINDING ON NFRONT (INCLUDING BUT NOT LIMITED TO ANY STATEMENT REGARDING PERFORMANCE OF THE CONSULTING SERVICES OR STATEMENT REGARDING THE QUALITY OF THE MATERIALS).  WITHOUT LIMITING THE FOREGOING, NFRONT EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, ACCURACY, OR FITNESS FOR A PARTICULAR PURPOSE REGARDING THE CONSULTING SERVICES OR MATERIALS OR OTHERWISE.

BISYS, INC.
TOTAL INFORMATION MANAGEMENT SYSTEM (TIMS/QM)
ADDITIONAL SERVICES AGREEMENT

This Addendum will authorize BISYS, Inc. to provide the following Total Information Management System ("TIMS/QM") to:
Greater Buffalo Savings Bank                                                                                                                                                     (Client)

under the terms of our existing Services Agreement, No. CHH -1922.

Fees for the use of the Total Information Management System (TIMS/QM) will be assessed per the following schedule:
Total Estimated Software and Installation Expense	$22,000.00	Per Attachment A
Total Estimated Recurring Monthly Expense	300.00	Per attachment C

We hereby agree to pay the above charges in consideration for the services provided.  All software license fees will be payable 50% at signing of Additional Services Agreement, 50% at installation.  All terms and conditions in the existing
Services Agreement shall remain unchanged.
Total Estimated Hardware	$8.155.00	Per Attachment B

All associated hardware and associated third party software will be billed separately from the above Software and
Installation expenses and we be payable at the time of shipment, however the hardware will be shipped directly to the appropriate BISYS installation technician for the proper staging for installation.

Client contact for installation coordination:	Telephone No.:
BISYS Account Executive/Sales Associate:
BISYS Assigned Client/Bank Number:

Date ASA Completed: 04/30/99
 This agreement is only effective if executed by the Client no later than 30 days after the date set-forth above.

		Client's Name:	Greater Buffalo Savings Bank
		Address:	47 Court Street
BISYS, INC.		Client's City/State/Zip:	Buffalo, NY 14202
Approved by:	s/	Approved by:	s/
Name:	W.W. Neville	Name:	Louis Sidoni
Title: President	Date: 6/14/99	Title: EVP	Date: 6/9/99

ATTACHMENT A - ESTIMATED LICENSE AND INSTALLATION EXPENSE
TOTAL INFORMATION MANAGEMENT SYSTEM (TIMS/QM)

This attachment provides a detailed estimate of anticipated software costs which will be incurred by client for the purpose of installing Total Information
Management System (TIMS/QM).

TIMS/QM is available in the following configurations.  Each software configuration is based predominantly on the associated hardware configuration and includes the following:

-	TIMS/QM application software and manual
-	Hardware and operating system software components per selected configuration option must be selected from associated hardware configuration attachment
-	Set-up and on-site installation of TIMS/QM application software and selected hardware/operating system software components per selected hardware configuration option
-	Set-up and installation of one (1) TIMS/QM workstation with instructions supplied to LAN Administrator for additional workstations
-	Three days on-site installation and client administrator training on TIMS/QM software operations (Training includes basic system administration for daily operation and maintenance of the system components and limited end-user training)
-	Two days on-site installation and client training for the BARR/RJE workstation setup, customizations, and operator training.
-	Attendance for two at Basic TIMS/QM Training and Advanced Pattern Making Training sessions scheduled through BISYS University. (BISYS highly recommends attending the Basic TIMS/QM session prior to system installation/implementation)

1.  SOFTWARE CONFIGURATION OPTIONS (select one):
		Install/ Training	Base One Time Fee	Total Charges
A.	TIMS/QM Stand Alone (No optical storage media)	$4,800	$17,200	$22,000.00
	- Hardware configuration A
B.	TIMS/QM Optical Juke Box (Includes Optical Server Software for jukebox)	$4,800	$27,200	$________
	- Hardware configuration B
C.	TIMS/QM Super System Optical Juke Box (Includes Optical Server Software for jukebox)	$4,800	$33,200	$________
	- Hardware configuration C
D.	BARR/RJE setup, customization, and training	$2,400		$________
	- All Hardware Configurations (A, B, & C)
	(Note: If this item is eliminated from the proposal, the client will be billed for all support related calls immediately following the implementation without exception.)

(Optical jukeboxes exceeding the slot capacity as indicated may require additional charges)
2. ESTIMATED TRAVEL AND LODGING EXPENSE	$________
(Must include estimates for two trips for the TIMS/QM installation/training and the Barr/Rje installation/training)
TOTAL ESTIMATED ONE TIME COSTS	$22,000.00

ATTACHMENT B- ESTIMATED HARDWARE/SOFTWARE
TOTAL INFORMATION MANAGEMENT SYSTEM (TIMS/QM)

This Attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of complying with hardware requirements and support standards for the TIMS/QM product.  In order to comply with product support requirements, TIMS/QM hardware must be acquired through BISYS or purchaser must obtain prior approval to substitute its own hardware as long as it is comparable to the specifications and standards recommended below for the applicable configuration selected (a nominal third party hardware integration fee may be imposed).  Substituted hardware will still require staging and installation by the BISYS technicians to certify for product support.  Final cost will be billed to the Client based on the actual components selected.
1.	HARDWARE CONFIGURATION OPTIONS (select one):
	A.	TIMS/QM Stand Alone (No optical storage media) Includes:		$8,850	$5,350.00
		-	RJE workstation with software and network interface board PC Specifications: (PII350, 64 MB RAM, 4.3 GB HO, color monitor)
		-	Storage Server and processing PC PC Specifications: (PII350, 128 MB RAM, 9.1 GB HO, CD ROM, 10/100BT network card, color monitor)
		-	Support software (Norton Utilities)
		-	NT Client server software and 5 NT client licenses
(Servers include a three (3) year, on-site, 48 hour response (or best effort) warranty and PC's include a three (3) year warranty, 1st year on-site, 48 hour response or best effort, years 2 and 3 mail-in/depot service)
	B.	TIMS/QM Optical Juke Box Includes:		$18,500	$_________
		-	RJE workstation with software and network interface board PC Specifications: (PII350, 64 MB RAM, 4.3 GB HO, color monitor)
		-	Optical Server and processing PC PC Specifications: (PII350, 128 MB RAM, 9.1 GB HD, CD ROM, 10/100BT network card, color monitor)
		-	Client server software and 5 NT client licenses
		-	Support software (Norton Utilities)
		-	HP 16 platter 83 GB optical juke box with dual drives, cable, card and software includes three year on-site maintenance
(Servers include a three (3) year, on-site, 48 hour response (or best effort) warranty and PC's include a three (3) year warranty, 1st year on-site, 48 hour response or best effort, years 2 and 3 mail-in/depot service)
	C.		TIMS/QM Super System Optical Juke Box Includes:	$26,600	$_________
		-	RJE workstation with software and network interface board PC Specifications: (PII350, 64 MG RAM, 4.3 GB HD, color monitor)
		-	Optical Server and processing PC PC Specifications: (PII350, 192 MB RAM, 9.1 GB HD, CD ROM, 10/100BT network card, color monitor)
		-	Client server software and 5 NT client licenses
		-	Support software (Norton Utilities)
		-	HP 32 platter 166 GB optical juke box with dual drives, cable, card and software includes three year on-site maintenance
(Servers include a three (3) year, on-site, 48 hour response (or best effort) warranty and PC's include a three (3) year warranty, 1st year on-site, 48 hour response or best effort, years 2 and 3 mail-in/depot service)
	Note:	For TotalCS installations and quotes, the hardware configuration options indicated above can be reduced by an estimated $3,500 which represents the BARR/RJE hardware and software components which are not required. Software configuration option D. for the BARR/RJE setup can also be eliminated for TotalCS installations.

ATTACHMENT B - ESTIMATED HARDWARE/SOFTWARE
TOTAL INFORMATION MANAGEMENT SYSTEM (TIMS/QM) - Continued
2.	Tape backup system (A tape system is required for support)
	A..	System 12/24GB internal tape drive, cleaner and 5 tapes	$1,250.00	$1,250.00
	B.	Tape backup software	$600.00	$ 600.00
3.	Remote support access system (A remote access system is required for support)
	A.	56k External Modem with cable	$168.00	$ 168.00
	B.	PC Anywhere for NT	$162.00	$ 162.00
4.	UPS (Uninterruptible Power Supply) - highly recommended APC Smart UPS 1400 w/Power Chute		$625.00	$ 625.00
5.	NT Licenses (required to allow more than 5 concurrent users access to any NT server) Each 20 units allows an additional 20 concurrent users		$600.00 per 20 units	$_______
6.	Optical Media (required for Optical systems) Choose applicable platters which match your jukebox configuration.
	A.	8 - 2.6 GB platters	$500.00	$_______
	B.	8 - 5.2 GB platters	$700.00	$_______
7.	BARR/RJE Printer Choose one to include printer, ribbons, cable, installation and one year warranty: Arrange purchase and installation separately with Kelly Williams, BISYS Purchasing
	A	Genicom 3480 Matrix printer (400cps)	$2,000.00	$_______
	B.	Genicom 3840 EP Matrix printer (500cps)	$2,500.00	$_______
	C.	Genicom 4810i Line printer (400LPM)	$6,000.00	$_______
	D.	Genicom 4840i Line Printer (800LPM)	$7,500.00	$_______
	E.	Genicom 4490I Line printer (1400LPM)	$10,000.00	$_______
8.	Dual Optical to Jukebox Upgrades
	The following costs will be required for clients electing to upgrade from the previous TIMS/QM hardware configuration of Dual Optical drives to a 16 slot Jukebox configuration.
	A.	Additional Software costs	$5,000.00	$_______
	B.	Additional Hardware costs (must obtain independent quote direct from Kelly Williams)		$_______
	C.	Onsite installation/configuration per day (Minimum estimate is 2 days, but client will be billed on actual days)	$1,200.00 per day	$_______
	D.	Estimated travel & lodging expenses for onsite installation		$_______
9.	Jukebox Upgrades
	The following represent the upgrade costs associated to convert existing 2.6GB jukeboxes to the higher capacity 5.2GB. The following charges include onsite installation by a HP technician. Installation can be scheduled upon receipt of the upgrade kit by calling a (800) number supplied.
	A.	Upgrade existing 40fx - 2 drive/16 slot Jukebox to 80ex	$5,100.00	$_______
	B.	Upgrade existing 80fx - 2 drive/32 slot Jukebox t0 160ex	$5,000.00	$_______

ATTACHMENT B- ESTIMATED HARDWARE/SOFTWARE
TOTAL INFORMATION MANAGEMENT SYSTEM (TIMS/QM) - Continued
10.	Optical Hardware Configuration "A" Increased Storage
	The following items and associated cost are available when Hardware Configuration Option "A" is selected and the client desires additional storage capacity. The changes require some adjustment to the server configuration and additional components as indicated. This fee is in addition to the stated Option "A" hardware fee.
	Server upgrade to PII400 with 5 hot plug bays, Three 9.1GB SCSI HD Hot Plugs Smart 2 D/H Raid Controller	$4,150.00	$_______
11.	Optical Hardware Configuration "A" Increased Storage
	The following items and associated cost are available when Hardware Configuration Option "A" is selected and the client desires additional storage capacity. The changes require some adjustment to the server configuration and additional components as indicated. This fee is in addition to the stated Option "A" hardware fee.
	Server upgrade to PII400 with 5 hot plug bays, Three 9/1GB SCSI HD Hot Plugs Smart 2 D/H Raid Controller	$4,150.00	$_______
12.	Optional Software/Hardware Configuration "A" Dual Optical Drive Storage
	The following items and associated cost are available when Hardware Configuration Option "A" is selected and the client desires optical storage other than a jukebox configuration. Please note this configuration requires much more manual operation on the part of the bank in the movement/maintenance of the optical platters and the application. This fee is in addition to the stated Option "A" hardware fee.
	Two (2) HP5200ex 5.2 GB Optical Drives Two (2) SCSI Cable - 50 pin micro/50 pin micro	$7,500.00	$_______
13.	Warranty Upgrades The following options are available as upgrades to the standard Compaq warranty provided.
	Servers for configurations A, B, & C - Choose one.
	Three (3) Yrs, 9 to 5 on-site, 4 hour response (requires client located within 100 miles of service center)	$640.00	$_______
	Three (3) Yrs, 7x24 on-site, 4 hour response (requires client located within 100 miles of service center)	$990.00	$_______
	Server for Configuration A if RAID upgrade selected - Choose one.
	Three (3) Yrs, 9 to 5 on-site, 4 hour response (requires client located within 100 miles of service center)	$1,210.00	$_______
	Three (3) Yrs, 7x24 on-site 4 hour response (requires client located within 100 miles of service center)	$1,870.00	$_______
	Deskpro BARR Station - Choose one.
	Three (3) Yrs, 9 to 5 on-site, next business day	$282.00	$_______
	Three (3) Yrs, 9 to 5 on-site, 4 hour response (required client located within 100 miles of service center)	$360.00	$_______
TOTAL ESTIMATED HARDWARE COSTS			$

Note: All associated hardware charges will be billed separately from the TIMS/QM Software and Installation charges at the time of shipment.  Shipment of the hardware will be to the BISYS technician who will be responsible for the proper staging of the equipment for installation.

ATTACHMENT C - ESTIMATED RECURRING MONTHLY EXPENSE
TOTAL INFORMATION MANAGEMENT SYSTEM - Continued

This Attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the TIMS/QM product.
Final cost will be billed to the Client on an actual use basis.
1.	Report Distribution Maintenance Fees		$65.00	$_______
2.	On-going Maintenance/Usage Fee
	A.	TIMS/QM Stand Alone	$300.00	$_______
	B.	TIMS/QM Optical Juke Box	$600.00	$_______
	C.	TIMS/QM Super System	$750.00	$_______
	TOTAL ESTIMATED RECURRING MONTHLY COST			$ 300

BISYS, INC.
INTERNET BANKING
ADDITIONAL SERVICES ADDENDUM
TO

SERVICES AGREEMENT NO. CHH 1922 DATED ___________________ ("Services Agreement")

This Addendum authorizes BISYS, Inc. ("BISYS") to provide access to, and support for, Internet banking services to:
Greater Buffalo Savings Bank                                                                                                                    (Client).

The terms and conditions of the existing Services Agreement shall continue unchanged and shall apply, except to the extent modified by the provisions of this Addendum, with respect to the services provided pursuant to this Addendum.

BISYS hereby agrees to provide to Client access to Internet banking services to be furnished by nFront, Inc. ("nFront") to Client and its customers pursuant to a separate agreement between Client and nFront ("nFront Internet Banking Services Agreement') in the form attached hereto as nFRONT INTERNET BANKING SERVICES AGREEMENT and ADDENDUM TO nFRONT SERVICES AGREEMENT.

BISYS hereby agrees to provide first line support for such Internet banking services, which support shall comprise telephone Application Support to the Client (not including Client's Customers) through BISYS' Services Group.  This support will be provided by BISYS while the Services Agreement with BISYS is in force.  Upon termination or expiration of the BISYS Services Agreement, nFront will provide Client with first line support as per the nFront Internet Banking Services Agreement.

Client hereby agrees to pay BISYS for the Internet banking services furnished to Client and its customers by nFront, and for support services provided by BISYS, at the prices and fees specified on the Price Schedule attached hereto.  The Price Schedule is subject to change upon thirty (30) days' written notice to Client, such changes to be based upon prevailing industry standards and conditions.  Within ten (10) days of receipt of a notice from BISYS of a change in such processing fees, Client may, at its option, terminate this Agreement as of the end of such thirty (30) day period; provided, however, that Client pays to BISYS the early termination fees provided for in Section 6.2(d) of the nFront Internet Banking Services Agreement.

If the BISYS Services Agreement expires or terminates while the nFront Internet Banking Services Agreement is still in effect, the nFront Internet Banking Services Agreement shall continue, and Client will pay nFront for the Internet banking and support services furnished to Client and its Customers by nFront at the prices and fees specified in the then current Price Schedule published by nFront.

BISYS HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO SERVICES PROVIDED PURSUANT TO THIS ADDENDUM OR THE nFRONT INTERNET BANKING SERVICES AGREEMENT.

We hereby agree to pay the above charges in consideration for the services provided.  All software license fees will be payable 50% at signing of Additional Services Agreement, 50% at installation.  All terms and conditions in the existing Services Agreement shall remain unchanged.

Date ASA Completed: 5/12/99
 This agreement is only effective if executed by Client no later than 30 days after the date set-forth above.

		Client's Name:	Greater Buffalo Savings Bank
BISYS, INC.		Client's City/State:	Buffalo, NY
Approved by:	s/	Approved by:	s/
Name:	W.W. Neville	Name:	Louis Sidoni
Title: President	Date: 6/14/99	Title: EVP	Date: 6/9/99

BISYS, Inc.
Internet Banking

PRICING SHEET

Effective till 5/17/99
Fees	nHome	nBusiness	nHome and nBusiness
Implementation Fee - New Customers	$30,000.00	$40,000.00	$60,000.00
Monthly Maintenance Fee	$650.00	$700.00	$900.00
Per Customer Fees
Customer Monthly fee - nHome
0-2500 Customers	$4.00
2501-5000 Customers	$3.50
5001-7500 Customers	$3.00
7501-10,000 Customers	$2.50
10,000 & over	$2.00
New Customer Setup - (one time after first month)		$50.00
Customer Monthly Fee - nBusiness (includes one account)		$19.50
Each Additional Account		$2.50
Each Additional User		$9.50
Transaction Fees
New Product Application	$5.00	$5.00
nReach Data Mining Reports (per Report)	10.00	35.00
ACH Draft		.05
ACH Disbursement		.05
Direct Deposit		.05
Book Transfer		.05
Wire Transfer		5.00
Stop Pay		5.00
EFTPS - same day request		5.00
EFTPS - pass through ACH		.05
Bill Payment
Monthly Fee/Account	2.50	Included
Per Payment (Internet or Phone)	.40	.40
Internet Customer Setup Fee	6.95	Included
Canceled Check Copy	10.00	10.00
NSF Fee	25.00	25.00
Stop Pay Fee	20.00	20.00
Additional User Kits	1.00	1.00
Telephone Bill Payment - One Time (set-up)	2,000.00	2,000.00	2,000.00
Telephone Bill Payment Monthly Communication Fee (per 250 Accounts)	50.00	N/A	50.00
Options
Multimedia Presentations (nMotion) (10 Frames)	$6,000.00	$6,000.00	$6,000.00
Management Reporting (per Month)	100.00	100.00	100.00
Employee Training Program	5,000.00
Jump Start Marketing and Promotion Program	4,500.00
Internet TV Site	Quote
Zack's Stock Research
License Fee	3,500.00	3,500.00
Monthly Maintenance	150.00	150.00
Imaging Pricing
BISYS Document Solutions (BDS)
Internet License Fee (for Check Imaging)	3,500.00	3,500.00	3,500.00
Monthly Maintenance Fee (includes 1000 images)	200.00	200.00	200.00
Image Fee (beyond initial 1000 images)	.05	.05	.05

Purchase of nHome or nBusiness includes nBranch as detailed on Exhibit C.

Please check the appropriate box:
[X]	nHome - (Includes Bill Payment)
[ ]	nBusiness
[ ]	nForm (10 Frames)
[ ]	Management Statistics Reporting
[ ]	Check Imaging - Link if current DSI Customer
[ ]	Check Imaging - Link if current Greenway Customer
[ ]	Employee Training Program
[ ]	Jump Start Marketing and Promotion Program
[ ]	Other Special Services (Describe) _______________________________________________________
[ ]	______________________________________________________________________________
Signature:	s/
Bank Name:	Greater Buffalo Savings Bank
Date:	6/9/99

Bank Information Solutions 2091 Springdale Road Cherry Hill, NJ 08003

BISYSR

July 8, 1999

Mr. Louis Sidoni
Executive Vice President
Greater Buffalo Savings Bank
GBSB Development Corporation
Convention Towers, Suite 1109
33 Court Street
Buffalo, N.Y. 14202

Dear Mr. Sidoni:

Many thanks for your expression of confidence as represented by the enclosed Additional Services Agreement for Bankers' Systems, Inc. (BSI).

We look forward to a continuing and mutually beneficial relationship and again, thank you for the opportunity to let us serve you and your data processing needs.

Sincerely,

W.W. Neville
President

WWN/bav

Enclosure

609.424.0150 600.824.5898
Fax: 609.424.7980

BISYS, INC.
BANKERS' SYSTEMS, INC. (BSI) DEPOSIT FORMS
ADDITIONAL SERVICES AGREEMENT

This Addendum will authorize DISYS, Inc. to provide the BSI Deposit Forms to:

______________________________________________Greater Buffalo Savings Bank__________________________________(Client)

under the terms of our existing Services Agreement, No. _______CHH - 1922_____.

Fees for the use of the B51 Deposit Forms will be assessed per the following schedule:
	Recurring Annual	Recurring Monthly	One Time
Total Estimated Recurring BSI Deposit Forms	$6,860.00		$6,860.00
Total	$	$ 572.00	$ 572.00

We hereby agree to pay the above charges in consideration for the services provided.  All software license fees will be payable 50% at signing of Additional Services Agreement, 50% at Installation.  All terms and conditions in the existing Services Agreement shall remain unchanged.

Date ASA Completed: 6/8/99
 This agreement is only effective if executed by the Client no later than 30 days after the date set-forth above.

		Client's Name:	Greater Buffalo Savings Bank
BISYS, INC.		Client's City/State:	Buffalo, NY
Approved by:	s/	Approved by:	s/
Name:	W.W. Neville	Name:	Louis Sidoni
Title: President	Date: 6/14/99	Title: EVP	Date: 6/9/99

BISYS, INC.

ESTIMATED RECURRING ANNUAL COSTS FOR
BSI DEPOSIT FORMS

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the 851 Deposit Forms.
Final cost will be billed to the Client on an actual use basis.  Annual maintenance prices subject to change.
1.	*BSI Deposit Annual Laser Forms Maintenance (current pricing as of 1/1/99)
	New Account Volume and Total IRA Plans	Annual Fees

	0-1,000	$2,790.00
	1,001-1,500	3,650.00
	1,501-2,000	4,150.00
	2,001-2,500	4,560.00
	2,501-3,000	5,025.00
	3,.001-3,500	5,605.00
	3,501-4,000	6,090.00
	4,001-4,500	6,525.00
	4,501-5,000	6,860.00
	5,001-6,000	7,405.00
	6,001-7,000	8,155.00
	7001-8,000	8,730.00
	8001-9,000	9,075.00
	9,001-10,000	9,672.00
	10,001-12,500	10,245.00
	12,501-15,000	11,580.00
	15,001-17,500	12,380.00
	17,501-20,000	13,665.00
	20,001-25,000	15,515.00
	25,001-30,000	18,230.00
	Over 30,000	18,230.00	plus $.50 per account	$__________
	Please complete the BSI License/Support-Line Agreement for Laser Forms usage starting on page 3.
2.	Total Estimated Recurring Annual Costs		$6,860.00

	* Based on preceding 12 months new account volume and Total IRA Plans.

LICENSE/SUPPORT-LINE AGREEMENT

        This Agreement is entered into by and between ________________________________ , herein called Bank, and Bankers  Systems, Inc., a Minnesota Corporation, herein called BSI.  This Agreement will be effective at such time as it has been signed by both parties below.

RECITALS

        BSI is in the business of developing and marketing bank regulatory and operational forms, and software products and services related thereto.

        Bank receives platform automation and related data processing from BISYS, Inc., herein called BISYS, which system  includes or will include the ability to produce, on a laser printer, various BSI forms.

        NOW, THEREFORE, in consideration of Bank's use of the BSI forms included on Exhibits A-1 and B-1 (and/or Exhibit B-2) (all of which forms are herein referred to as the Forms) on the TotalCS system, and the mutual covenants and representations herein, the parties hereby agree as follows:
1.	LICENSE. BSI hereby grants to Bank a non-exclusive license to reproduce on the TotalCS system, for its own use only, the Forms included on such system (it is understood Forms includes those forms included on Exhibits A-1 and B-1) (and/or Exhibit B-2) as well as future changes which BSI may make in such forms, or additional forms which BSI may develop or make available in the future). This license shall run only for such time as Bank has a current License Agreement with BISYS, whose system includes the authorized use of the Forms. The license is for the sole purpose of assisting Bank in the making of loans to its actual or prospective loan customers, and/or to provide deposit services and functions for its actual or prospective deposit customers.
2.	PROPRIETARY INTEREST AND COPYRIGHT. BSI claims a proprietary interest and copyright in the Forms. The software system, as developed, must include notice of the BSI copyright position in the Forms. Bank agrees that it will not remove or cause to be removed such copyright notice from the Forms. BSI further claims a proprietary interest in the software component which produces the Forms, and any loan manuals or software manuals provided by BSI in conjunction with this Agreement. Bank acknowledges such proprietary and copyright interests of BSI and agrees not to take or permit any action to be taken which would compromise or dilute such proprietary or copyright interests of BSI. Except for photocopying of completed Forms or documents and the production of documents as contemplated by the computer system and laser printer, Bank will not print (or otherwise cause to be reproduced or printed) the Forms. Upon termination of the license, Bank agrees to provide BSI with a written acknowledgment that it is no longer utilizing any of the BSI Forms. Bank agrees to continue to pay BISYS an annual maintenance fee until such written acknowledgment is received by BSI. if Bank is no longer utilizing the TotalCS system, Bank will pay to BSI the annual maintenance fee until such written acknowledgment is received by BSI.
3.	REVIEW/SUPPORT-LINE. The Forms are developed and maintained by BSI. It is understood that the Forms will be reviewed by Bank and its legal and compliance advisors to determine if their use is appropriate for Bank in any given transaction. BSI will maintain a Support-Line for the Bank or its legal or compliance advisors to contact BSI as to the content and general use of the Forms. It is further understood that such Support-Line is not intended to be utilized for any individual or specific bank transaction, nor is it intended to provide legal services to the Bank. It is the present intention for BSI to make no separate charge for such support. BSI reserves the right in the future to institute a charge for such support. The schedule and charges (as well as the method for determining the charges) may be determined at the discretion of BSI, by giving written notice to Bank. It is understood that there will be no charge to Bank for this service unless the charges are communicated to the Bank and the service is then utilized by the Bank.
4.	BANK INFORMATION. Bank agrees to provide to BSI sufficient information, including the number of loans or accounts processed on an ongoing and historical basis, as well as such other information as is necessary for BSI to implement and monitor the program. Bank specifically agrees to cooperate with BSI in this respect and to allow such reasonable audit as may be necessary for BSI to determine the number of loans or accounts processed. Bank warrants that the information provided on any such customer information form is true and accurate. BSI agrees to keep any such data confidential and to utilize any such data only for the purposes of this agreement.
5.	WARRANTY PROVISIONS.
	A.	EXPRESS WARRANTY. If Bank sustains a Covered Loss due to a Covered Deficiency in a Form on Exhibits A-1, B-1, and/or B-2 as they may be amended by BSI from time to time, then BSI shall reimburse Bank's combined Covered Loss incurred in pursuing an unsuccessful claim or in defending a claim or proceeding against a successful claimant, subject to the terms and conditions of this Warranty Agreement.
		i.	A Covered Loss Includes:
			a.	Loss of outstanding interest and principal on a loan which Bank would otherwise have been able to collect and would have been legally entitled to receive;
			b.	Loss incurred in having to pay or re-pay a deposit account holder any sums Bank would not otherwise have been legally obligated to pay or re-pay;
			c.	Fines and/or penalties levied against Bank by a State or Federal administrative or regulatory body. Fines and/or penalties include sums Bank is ordered to repay to an account holder or loan debtor, but which Bank would otherwise have been legally entitled to receive or retain;
			d.	Attorney's fees, including taxable court costs and expert witness fees, incurred in pursuing or defending a claim or proceeding covered above.
		ii.	Covered Loss Limitations:
			a.	BSI will reimburse up to $20,000,000 to all BSI Customers for Aggregate Covered Losses incurred in each fiscal year (December 1 through November 30). To calculate the amount of reimbursement, all claims against BSI (including all claims for all Covered Losses for all BSI products and services) by all of its customers made through the fiscal year will be aggregated ("Aggregate Covered Losses"). For purposes of aggregating, the date a claim is "made" will be considered to be the date BSI first receives notice of a claim from any BSI customer for the applicable alleged breach of duty, error or omission. If the Aggregate Covered Losses exceed $20,000,000 in any fiscal year, all such losses shall be prorated based upon the proven amount of all losses among the BSI customers affected.
			b.	A Covered Loss does not include punitive damages. It does not include any loss incurred if the Covered Deficiency could have been corrected but Bank failed to correct the Covered Deficiency after discovering the deficiency or after receiving written notice from BSI of the existence of the Covered Deficiency and an explanation of the means to correct it. In the event a cure or correction is necessary, a Covered Loss includes Bank's actual necessary first-class postage expenses. It does not include attorney's fees or administrative expenses Bank incurs in completing any cure or correction.
			c.	In order for a claim to be a Covered Loss, Bank must notify an officer of 851 in writing within thirty (30) days of the date when Bank becomes aware of an event likely to lead to legal action, or an event which is likely to lead to imposition of a fine or penalty. Covered Losses are limited to those incurred or assessed after such written notice has been given and BSI has had the opportunity to investigate and to participate in the defense thereof, which participation may be waived by BSI, at its sole option.

		iii.	A Covered Deficiency in a Form(s) is an inadequacy, insufficiency, defect or fault in the Form(s) resulting from a breach of duty, error or omission performed by attorneys or others employed by BSI in connection with the development and maintenance of a Form(s) or the written instructions as to the use of a Form(s). A Covered Deficiency Does Not Include:
			a.	Any loss incurred by reason of actions by Bank, BISYS, or parties other than BSI. This includes, but is not limited to, the following:
				-	Any loss incurred if it is by reason of a Form(s) not being filled out correctly and in conformity to BSI manuals and written instructions;
				-	Any loss resulting from programming done by parties other than BSI;
				-	Any loss resulting from programming done by parties other than BSI;
				-	Any loss resulting from a form which is not a Covered Form (a Covered Form is a form included on Exhibits-A-1, B-1, and/or B-2);
				-	Any loss resulting from use of a Form which is not a standard BSI Form;
				-	Any loss resulting from an improper Form being selected for the transaction;
				-	Any loss resulting from a failure to utilize or file a form required to properly document the transaction;
				-	Any loss incurred if the Form has been altered or amended by anyone other than BSI in any material respect;
				-	Any loss incurred if a Form selected is not designed for or appropriate for the transaction(s) involved.
			b.	Any loss incurred if the Form(s) is not a standard version of the 851 Form(s) as identified on Exhibits A-i, B-i, and/or 8-2, even if the Form(s) was provided by BSI. Standard versions include the product identification included in Exhibits A-i, B-i, and/or 8-2 and may also include reference to a state. Standard versions do not include Form(s) identified as "custom" or "customized";
			c.	Any loss incurred if Bank commits a fraudulent act;
			d.	Any loss incurred if Bank does not use a currently supported version of the Form(s). A currently supported version is a version being supported by BSI and in most cases will include only the most recent revision of the Form(s);
			e.	Any loss for which Bank does not cooperate with 851 in the defense of the claim or action.
		iv.	Express Warranty Limitations:
a.

The Express Warranty may be terminated, amended or restated by BSI giving Bank ninety (90) days prior written notice.  Any such termination or amendment shall not affect claims for which BSI receives written notice prior to the effective date of the termination, amendment or restatement.  It is agreed that Exhibits A-i, B-i, and/or 8-2 may be amended by BSI at any time without notice to Bank.  BSI will periodically provide Bank with written notice of changes.  These changes shall be considered to be a part of this Agreement.

b.

It is agreed that this Express Warranty states the entire liability of BSI with respect to any loss Bank sustains resulting from the use of a BSI Product(s) and that Bank will have no claim for damages against BSI except as is stated in this Agreement.

	B.	WARRANTY DISCLAIMER, EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL PRODUCTS PROVIDED BY BANKERS SYSTEMS, INC., AND ANY UPDATES THEREOF, ARE PROVIDED TO BANK AS IS, AND BSI MAKES NO WARRANTY, EXPRESS, IMPLIED, BY DESCRIPTION, BY SAMPLE OR OTHERWISE, AND IN PARTICULAR WITHOUT LIMITATION, MAKES NO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS OF PURPOSE.
C.

NO SUBSTITUTE FOR LEGAL COUNSEL.  Before using the Forms or any other forms or documents produced or used with the TotalCS system, Bank is advised to have its attorney review the same to determine their legal sufficiency for Bank.  BSI, without charge, will cooperate with Bank to provide such attorney, upon receipt of a fully-executed non-disclosure agreement, with those Forms reasonably needed to conduct the review.  Bank acknowledges that BSI is not authorized to practice law, nor may any of BSI's officers, employees or agents provide legal counsel to Bank.  Thus, any questions of a legal nature must be directed to Bank's legal counsel for which BSI has no obligation or liability.

6.	EFFECTIVE DATE. This License Agreement is effective when an executed original is received by BSI, and executed by an officer of BSI and returned to Bank.

AGREEMENT: Bank and Bankers Systems, Inc. ("BSI") hereby enter into the Agreement, upon the terms and conditions set forth herein.

AUTHORIZED SIGNATURES

BANK		BANKERS SYSTEMS, INC.
s/		s/
By	Louis Sidoni	By
Its	EVP	Its
Date Signed	6/9/99	Date Signed	6/24/99

FINANCIAL INSTITUTION INFORMATION
 (Please print or type information)

Contact Person: Joe Randle	Deposit Documentation:
Bank Name: Greater Buffalo Savings Bank	Total volume of new accounts processed during previous 12 month period: _________ to _______: 0
Address: 47 Court Street	IRA Documentation:
City: Buffalo	Total number of IRA customers as of contract date: 0
State & Zip: New York 14202	ANNUAL MAINTENANCE WILL BE BASED ON THE ABOVE INFORMATION. FORMS FOR THE STATE OF: NEW YORK.
ABA Number: 022072692 Date of Implementation: 9/1/99
INFORMATION.

BANKERS SYSTEMS, INC.
EXHIBIT B-1

DEPOSIT ELECTRONIC FORMS MODULE DOCUMENT LISTING
Affidavit of Prior Account - WY (APA-LAZ-WY)
Automatic Transfer Agreement (ATA)
Automatic Transfer Agreement (ATA-PL)
*Automatic Transfer Signature card (ATSC-1)
 Backup Withholding Brochure (BW-BRO-LAZ)
*CD/Account Agreement with TSD (CD-AA)
*CD/Account Agreement with TSD - NPD (CD-AA-NPD)
*CD/Account Agreement with TSD - SA (CD-AASA)
*CD/Account Agreement with TSD - NPD (CD-AASA-NPD)
*Certificate of Deposit (7-31-CD-LAZ)
Certificate of Deposit - NJ (CD-NJ)
Certificate of Foreign Status (W-8)
Clarke American Check Order - Personal (CLK-EBI-PER)
Club Agreement (CLUB-JOIN)
Consent of Spouse Transmutation - CA (COST-CA-LAZ)
Convenience Acct Ownership Disc - NY (CONV-DISC-NY)
Corporate Authorization Resolution (CA-1)
Currency Transaction Report (4789)
Deluxe Business Ck/Dep Order Frm (DELUXE-BUS)
Deluxe Psnl Ck Order Frm - No Tab (DLX-BLH-PER)
*Depositor's Penalty Notice (DPN)
*Depositor's Penalty Notice (DPN-X)
Direct Deposit Sign-up Form (1199-LAZ)
*DuaI Control Signature Card (DCSC-1, 5x3)
Dual Control Sig Card/Agcy Dsgn (DCSC-1-AD, 5x3)

*State-Specific forms are available in the form series
(BSI Revised 4/12/95)

*Dual Control Signature Card (DCSC-1, 6x4)
*Electronic Fund Transfer Disclosure (ETM-2)
*Electronic Fund Transfer Disclosure (ETM-2-50)
Funds Transfer Agreement & Authorization (FTAA-LAZ)
Harland Ck/DEP/SAV Order - Per/Bus (HAR-31G-COMB)
IRA Certificate of Deposit (IRA-29-B-LAZ)
Joint Account Notice - WW (JAN-LAZ-WV)
Joint Account w/Survivorship Disclosure - NY (JA-DISC-NY)
Limited Liability Company Authorization (LLC-1)
*Multi-Purpose Signature Card (MPSC-LAZ)
*Multi-Purpose Sig Card with NPD (MPSC-LAZ-NPD)
Night Depository Agreement (NDA-1OO)
Notice of ATM User Precautions (UPN-ATM-LAZ)
Notice of Closed Account (NCA-89)
Partnership Resolution of Authority (PR-1)
*Power of Attorney Authorization (POA)
Request for Taxpayer ID # and Certification (W-9)
Resolution of Lodge, Assn, or Other Organization (OA-1)
*Safe Deposit Box Lease (SDL)
Safe Deposit Box Lease (5DL-10)
Set-off Notice - ND (SON-ND)
Sole Proprietorship Resolution of Authorization (SPR-1)
Transaction Account Application Disc - MN (TAAD-MN)
Truth-in-Savings Disclosure (TSD)
Truth-in-Savings Disclosure for Time Deposits (TSD-TIME)
*Variable/Fixed Rate Certification of Deposit (VFRCD-LAZ)

EXHIBIT B-2

IRA FORMS MODULE LISTING

Application (IRA-49-A-LAZ)
70 1/2 Calculation Worksheet (IRA-46-LAZ)
Deposit Instructions (IRA-24-LAZ)
Designation or Change of Beneficiary (IRA-1-LAZ)
Election of Payment by Account Holder (IRA-6-LAZ)
Election of Payment by Beneficiary (IRA-7-LAZ)
IRA Deposit Investment Form (IRA-18-LAZ)
IRA Distribution Worksheet (IRA-3B-LAZ)
IRA Organizer - Custodial Account (IRA-49-LAZ)
IRA Organizer - Trust Account (IRA-49 +-LAZ)
IRA Excess Contribution Worksheet (IRA-22-LAZ)
Notice of Withholding (IRA-50-LAZ)
Request to Transfer Funds (IRA-51-LAZ)
Rollover Deposit Review (IRA-16-LAZ)
Statement of Intent to Withdraw Funds & Form (W-4P IRA 4/W4P-LAZ)
Waiver of IRA Minimum Distribution (IRA-44A-LAZ)

(BSI Revised 2/22/94)

Bank Information Solutions 11 Greenway Plaza, Suite 300 Houston, Texas 77046-1102

BISYSR

July 6, 1999

Mr. Harold Davis
Greater Buffalo Savings Bank
Convention Towers - Suite 110
43 Court Street
Buffalo, NY 14202

Dear Mr. Davis:

I am pleased to announce that we have renewed our strategic partnership with EDS to provide BISYS clients with an enhanced and expanded suite of Electronic Banking services.

This alliance ensures that BISYS clients will continue to avail themselves of the most current electronic banking technologies and services being delivered today.  In addition, you will immediately begin to receive the benefits of EDS's recent investments in emerging technologies in the form of:

Enhanced fraud detection for online Debit Card processing
New self-service ATM features
Dial-up ATM support

Under the renewed BISYS/EDS partnership, BISYS clients will continue to use the BISYS Card Management system, which allows distributed access to card and customer data and is fully integrated with the BISYS core applications.  BISYS will also provide ongoing client services, implementation services, consulting services, and telecommunications connectivity.  Transactions will continue to be processed in an online realtime environment.

Leveraging the strengths of BISYS and EDS, we plan to begin the process of using EDS's nationally recognized operating platform next year.  This will enable our clients to realize the benefits inherent in:

Superior monitoring systems
State-of-the-art operations facilities
Advanced disaster recovery capabilities

As this expanded EDS partnership unfolds, we will be providing you more details.

We are excited to be able to offer these expanded capabilities to you, our BISYS clients.  Thank you for your business and continued support.

Sincerely,

William W. Neville
President

713.622.8911 - Fax: 713.965.8505

ESTIMATED RECURRING ANNUAL COSTS FOR
BSI DEPOSIT FORMS

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the BSI Deposit Forms.  Final cost will be billed to the Client on an actual use basis.  Annual maintenance prices subject to change.
1.	*BSI Deposit Annual Laser Forms Maintenance (current pricing as of 1/1/99)
	New Account Volume and Total IRA Plans	Annual Fees

0-1,000
1,001-1,500
1,501-2,000
2,001-2,500
2,501-3,000
3,.001-3,500
3,501-4,000
4,001-4,500
4,501-5,000
5,001-6,000
6,001-7,000
7001-8,000
8001-9,000
9,001-10,000
10,001-12,500
12,501-15,000
15,001-17,500
17,501-20,000
20,001-25,000
25,001-30,000
Over 30,000

$2,790.00 3,650.00 4,150.00 4,560.00 5,025.00 5,605.00 6,090.00 6,525.00 6,860.00 7,405.00 8,155.00 8,730.00 9,075.00 9,672.00 10,245.00 11,580.00 12,380.00 13,665.00 15,515.00 18,230.00 18,230.00

plus $.50 per account $
Please complete the BSI License/Support-Line Agreement for Laser Forms usage starting on page 3.
2.	Total Estimated Recurring Annual Costs		$ 6,860.00

* Based on preceding 12 months new account volume and Total IRA Plans.

LICENSE/SUPPORT-LINE AGREEMENT

        This Agreement is entered into by and between ________________ , herein called Bank, and Bankers Systems, Inc., Minnesota  Corporation, herein called BSI.  This Agreement will be effective at such time as it has been signed by both parties below.

RECITALS

        BSI is in the business of developing and marketing bank regulatory and operational forms, and software products and services related thereto.

        Bank receives platform automation and related data processing from BISYS. Inc., herein called BISYS, which system includes or will include the ability to produce, on a laser printer, various BSI forms.

        NOW, THEREFORE, in consideration of Bank's use of the BSI forms included on Exhibits A-1 and B-1 (and/or Exhibit B-2) (all of which forms are herein referred to as the Forms) on the TotalCS system, and the mutual covenants and representations herein, the parties hereby agree as follows:
1.	LICENSE. BSI hereby grants to Bank a non-exclusive license to reproduce on the TotalCS system, for its own use only, the Forms included on such system (it is understood Forms includes those forms included on Exhibits A-1 and B-1) (and/or Exhibit B-2) as well as future changes which BSI may make in such forms, or additional forms which BSI may develop or make available in the future). This license shall run only for such time as Bank has a current License Agreement with BISYS, whose system includes the authorized use of the Forms. The license is for the sole purpose of assisting Bank in the making of loans to its actual or prospective loan customers, and/or to provide deposit services and functions for its actual or prospective deposit customers.
2.	PROPRIETARY INTEREST AND COPYRIGHT. BSI claims a proprietary interest and copyright in the Forms. The software system, as developed, must include notice of the BSI copyright position in the Forms. Bank agrees that it will not remove or cause to be removed such copyright notice from the Forms. BSI further claims a proprietary interest in the software component which produces the Forms, and any loan manuals or software manuals provided by BSI in conjunction with this Agreement. Bank acknowledges such proprietary and copyright interests of BSI and agrees not to take or permit any action to be taken which would compromise or dilute such proprietary or copyright interests of BSI. Except for photocopying of completed Forms or documents and the production of documents as contemplated by the computer system and laser printer, Bank will not print (or otherwise cause to be reproduced or printed) the Forms. Upon termination of the license, Bank agrees to provide BSI with a written acknowledgment that it is no longer utilizing any of the BSI Forms. Bank agrees to continue to pay an annual maintenance fee until such written acknowledgment is received by BSI. If Bank is no longer utilizing the TotalCS system, Bank will pay to BSI the annual maintenance fee until such written acknowledgment is received by BSI.
3.	REVIEW/SUPPORT-LINE. The Forms are developed and maintained by BSI. It is understood that the Forms will be reviewed by Bank and its legal and compliance advisors to determine if their use is appropriate for Bank in any given transaction. BSI will maintain a Support-Line for the Bank or its legal or compliance advisors to contact BSI as to the content and general use of the Forms. It is further understood that such Support-Line is not intended to be utilized for any individual or specific bank transaction, nor is it intended to provide legal services to the Bank. It is the present intention for BSI to make no separate charge for such support. BSI reserves the right in the future to institute a charge for such support. The schedule and charges (as well as the method for determining the charges) may be determined at the discretion of BSI, by giving written notice to Bank. It is understood that there will be no charge to Bank for this service unless the charges are communicated to the Bank and the service is then utilized by the Bank.
4.	BANK INFORMATION. Bank agrees to provide to BSI sufficient information, including the number of loans or accounts processed on an ongoing and historical basis, as well as such other information as is necessary for BSI to implement and monitor the program. Bank specifically agrees to cooperate with BSI in this respect and to allow such reasonable audit as may be necessary for BSI to determine the number of loans or accounts processed. Bank warrants that the information provided on any such customer information form is true and accurate. BSI agrees to keep any such data confidential and to utilize any such data only for the purposes of this agreement.
5.	WARRANTY PROVISIONS.
	A.	EXPRESS WARRANTY. If Bank sustains a Covered Loss due to a Covered Deficiency in a Form on Exhibits A-1, B-1, and/or B-2 as they may be amended by BSI from time to time, then BSI shall reimburse Bank's combined Covered Loss incurred in pursuing an unsuccessful claim or in defending a claim or proceeding against a successful claimant, subject to the terms and conditions of this Warranty Agreement.
		i.	A Covered Loss Includes:
			a.	Loss of outstanding interest and principal on a loan which Bank would otherwise have been able to collect and would have been legally entitled to receive;
			b.	Loss incurred in having to pay or re-pay a deposit account holder any sums Bank would not otherwise have been legally obligated to pay or re-pay;
			c.	Fines and/or penalties levied against Bank by a State or Federal administrative or regulatory body. Fines and/or penalties include sums Bank is ordered to repay to an account holder or loan debtor, but which Bank would otherwise have been legally entitled to receive or retain;
			d.	Attorney's fees, including taxable court costs and expert witness fees, incurred in pursuing or defending a claim or proceeding covered above.
		ii.	Covered Loss Limitations:
			a.	BSI will reimburse up to $20,000,000 to all BSI Customers for Aggregate Covered Losses incurred in each fiscal year (December 1 through November 30). To calculate the amount of reimbursement, all claims against BSI (including all claims for all Covered Losses for all BSI products and services) by all of its customers made through the fiscal year will be aggregated ("Aggregate Covered Losses"). For purposes of aggregating, the date a claim is "made" will be considered to be the date BSI first receives notice of a claim from any BSI customer for the applicable alleged breach of duty, error or omission. If the Aggregate Covered Losses exceed $20,000,000 in any fiscal year, all such losses shall be prorated based upon the proven amount of all losses among the BSI customers affected.
			b.	A Covered Loss does not include punitive damages. It does not include any loss incurred if the Covered Deficiency could have been corrected but Bank failed to correct the Covered Deficiency after discovering the deficiency or after receiving written notice from BSI of the existence of the Covered Deficiency and an explanation of the means to correct it. In the event a cure or correction is necessary, a Covered Loss includes Bank's actual necessary first-class postage expenses. It does not include attorney's fees or administrative expenses Bank incurs in completing any cure or correction.
			c.	In order for a claim to be a Covered Loss, Bank must notify an officer of 851 in writing within thirty (30) days of the date when Bank becomes aware of an event likely to lead to legal action, or an event which is likely to lead to imposition of a fine or penalty. Covered Losses are limited to those incurred or assessed after such written notice has been given and BSI has had the opportunity to investigate and to participate in the defense thereof, which participation may be waived by BSI, at its sole option.
iii.	A Covered Deficiency in a Form(s) is an inadequacy, insufficiency, defect or fault in the Form(s) resulting from a breach of duty, error or omission performed by attorneys or others employed by BSI in connection with the development and maintenance of a Form(s) or the written instructions as to the use of a Form(s).
A Covered Deficiency Does Not Include:
			a.	Any loss incurred by reason of actions by Bank, BISYS, or parties other than BSI. This includes, but is not limited to, the following:
				-	Any loss incurred if it is by reason of a Form(s) not being filled out correctly and in conformity to BSI manuals and written instructions;
				-	Any loss resulting from programming done by parties other than BSI;
				-	Any loss resulting from a form which is not a Covered Form (a Covered Form is a form included on Exhibits-A-1, B-1, and/or B-2);
				-	Any loss resulting from use of a Form which is not a standard BSI Form;
				-	Any loss resulting from an improper Form being selected for the transaction;
				-	Any loss resulting from a failure to utilize or file a form required to properly document the transaction;
				-	Any loss incurred if the Form has been altered or amended by anyone other than BSI in any material respect;
				-	Any loss incurred if a Form selected is not designed for or appropriate for the transaction(s) involved.
			b.	Any loss incurred if the Form(s) is not a standard version of the BSI Form(s) as identified on Exhibits A-1, B-1, and/or B-2, even if the Form(s) was provided by BSI. Standard versions include the product identification included in Exhibits A-1, B-1, and/or B-2 and may also include reference to a state. Standard versions do not include Form(s) identified as "custom" or "customized";
			c.	Any loss incurred if Bank commits a fraudulent act;
			d.	Any loss incurred if Bank does not use a currently supported version of the Form(s). A currently supported version is a version being supported by BSI and in most cases will include only the most recent revision of the Form(s);
			e.	Any loss for which Bank does not cooperate with BSI in the defense of the claim or action.
		iv.	Express Warranty Limitations:
a.

The Express Warranty may be terminated, amended or restated by BSI giving Bank ninety (90) days prior written notice.  Any such termination or amendment shall not affect claims for which BSI receives written notice prior to the effective date of the termination, amendment or restatement.  It is agreed that Exhibits A-1, B-1, and/or B-2 may be amended by BSI at any time without notice to Bank.  BSI will periodically provide Bank with written notice of changes.  These changes shall be considered to be a part of this Agreement.

b.

It is agreed that this Express Warranty states the entire liability of BSI with respect to any loss Bank sustains resulting from the use of a BSI Product(s) and that Bank will have no claim for damages against BSI except as is stated in this Agreement.

	B.	WARRANTY DISCLAIMER, EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL PRODUCTS PROVIDED BY BANKERS SYSTEMS, INC., AND ANY UPDATES THEREOF, ARE PROVIDED TO BANK AS IS, AND BSI MAKES NO WARRANTY, EXPRESS, IMPLIED, BY DESCRIPTION, BY SAMPLE OR OTHERWISE, AND IN PARTICULAR WITHOUT LIMITATION, MAKES NO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS OF PURPOSE.
C.

NO SUBSTITUTE FOR LEGAL COUNSEL.  Before using the Forms or any other forms or documents produced or used with the TotalCS system, Bank is advised to have its attorney review the same to determine their legal sufficiency for Bank.  BSI, without charge, will cooperate with Bank to provide such attorney, upon receipt of a fully-executed non-disclosure agreement, with those Forms reasonably needed to conduct the review.  Bank acknowledges that BSI is not authorized to practice law, nor may any of BSI's officers, employees or agents provide legal counsel to Bank.  Thus, any questions of a legal nature must be directed to Bank's legal counsel for which BSI has no obligation or liability.

6.	EFFECTIVE DATE. This License Agreement is effective when an executed original is received by BSI, and executed by an officer of BSI and returned to Bank.

AGREEMENT: Bank and Bankers Systems, Inc. ("BSI") hereby enter into the Agreement, upon the terms and conditions set forth herein.

BANK		BANKERS SYSTEMS, INC.
s/
By	Louis Sidoni	By
Its		Its
Date Signed	6/9/99	Date Signed

FINANCIAL INSTITUTION INFORMATION
(Please print or type information)

Contact Person: Joe Randle	Deposit Documentation:
Bank Name: Greater Buffalo Savings Bank	Total volume of new accounts processed during previous 12 month period: _________ to _______: 0
Address: 47 Court Street	IRA Documentation:
City: Buffalo	Total number of IRA customers as of contract date: 0
State & Zip: New York 14202	ANNUAL MAINTENANCE WILL BE BASED ON THE ABOVE INFORMATION. FORMS FOR THE STATE OF: NEW YORK
ABA Number: 022072692 Date of Implementation: 9/1/99

BANKERS SYSTEMS,  INC.
EXHIBIT B-1

DEPOSIT ELECTRONIC FORMS MODULE DOCUMENT LISTING
Affidavit of Prior Account - WY (APA-LAZ-WY)
Automatic Transfer Agreement (ATA)
Automatic Transfer Agreement (ATA-PL)
*Automatic Transfer Signature Card (ATSC-1)
Backup Withholding Brochure (BW-BRO-LAZ)
*CD/Account Agreement with TSD (CD-AA)
*CD/Account Agreement with TSD - NPD (CD-A A-NPD)
*CD/Account Agreement with ISO - SA (CD-AASA)
*CD/Account Agreement with TSD - NPD (CD-AASA-NPD)
*Certificate of Deposit (7-31-CD-LAZ)
Certificate of Deposit - NJ (CD-NJ)
Certificate of Foreign Status (W-8)
Clarke American Check Order - Personal (CLK-EB1-PER)
Club Agreement (CLUB-JOIN)
Consent of Spouse Transmutation - CA (COST-CA-LAZ)
Convenience Acc't Ownership Disc - NY (CONV-DISC-NY)
Corporate Authorization Resolution (CA-1)
Currency Transaction Report (4789)
Deluxe Business Ck/Dep Order Frm (DELUXE-BUS)
Deluxe Psnl Ck Order Frm - No Tab (DLX-BLH-PER)
*Depositor's Penalty Notice (DPN)
*Depositor's Penalty Notice (DPN-X)
Direct Deposit Sign-up Form (1199-LAZ)
*Dual Control Signature Card (DCSC-1, 5x3)
Dual Control Sig Card/Agcy Dsgn (DCSC-1-AD, 5x3)
* State-Specific forms are available in the form series
(BSI Revised 4/12/95)	*Dual Control Signature Card (DCSC-1, 6x4)
*Electronic Fund Transfer Disclosure (ETM-2)
*Electronic Fund Transfer Disclosure (ETM-2-50)
Funds Transfer Agreement & Authorization (FTAA-LAZ)
Harland Ck/DEP/SAV Order - Per/Bus (MAR-31G-COMB)
IRA Certificate of Deposit (IRA-29-B-LAZ)
Joint Account Notice - WW (JAN-LAZ-WV)
Joint Account w/Survivorship Disclosure - NY (JA-DISC-NY)
Limited Liability Company Authorization (LLC-1)
*Multi-Purpose Signature Card (MPSC-LAZ)
*Multi-Purpose Sig Card with NPD (MPSC-LAZ-NPD)
Night Depository Agreement (NDA-100)
Notice of ATM User Precautions (UPN-ATM-LAZ)
Notice of Closed Account (NCA-89)
Partnership Resolution of Authority (PR-1)
*Power of Attorney Authorization (POA)
Request for Taxpayer ID # and Certification (W-9)
Resolution of Lodge, Assn, or Other Organization (OA-1)
*Safe Deposit Box Lease (SDL)
Safe Deposit Box Lease (SDL-10)
Set-off Notice - ND (SON-ND)
Sole Proprietorship Resolution of Authorization (SPR-1)
Transaction Account Application Disc - MN (TAAD-MN)
Truth-in-Savings Disclosure (TSD)
Truth-in-Savings Disclosure for Time Deposits (TSD-TIME)
*Variable/Fixed Rate Certification of Deposit (VFRCD-LAZ)

EXHIBIT B-2

IRA FORMS MODULE LISTING

Application (IRA-49-A-LAZ)
70 1/2 Calculation Worksheet (IRA-46-LAZ)
Deposit Instructions (IRA-24-LAZ)
Designation or Change of Beneficiary (IRA-1-LAZ)
Election of Payment by Account Holder (IRA-6-LAZ)
Election of Payment by Beneficiary (IRA-7-LAZ)
IRA Deposit Investment Form (IRA-18-LAZ)
IRA Distribution Worksheet (IRA-3B-LAZ)
IRA Organizer - Custodial Account (IRA-49-LAZ)
IRA Organizer- Trust Account (IRA-49+-LAZ)
IRA Excess Contribution Worksheet (IRA-22-LAZ)
Notice of Withholding (IRA-50-LAZ)
Request to Transfer Funds (IRA-51-LAZ)
Rollover Deposit Review (IRA-16-LAZ)
Statement of Intent to Withdraw Funds & Form (W-4P IRA 4/W4P-LAZ)
Waiver of IRA Minimum Distribution (IRA-44A-LAZ)

(BSI Revised 2/22/94)

TOTAL ACCESS BANKING ADDITIONAL SERVICES ADDENDUM TO SERVICES AGREEMENT NO. 1922 DATED: _______________ ("Services Agreement")
I.	ORDER
BISYS, Inc. ("BISYS"), agrees to sell the equipment and to license the computer software programs (the application system software, the sub-system software, and the operating system software collectively, the 'Programs') collectively known as the Total Access Banking System (the "System') to the client subject to the terms and conditions set forth herein and in the separately executed End User Software License Agreement (the "Software License").

II.	TERM
The term of this Addendum shall be coterminous with the term of the Services Agreement.

III.	MAINTENANCE
	A.	During the term hereof, BISYS agrees to maintain the Programs licensed to Client pursuant to the terms of an End User Software License Agreement between Client and BISYS with respect to the Programs. For purposes of this Addendum, "BISYS" shall include BISYS and any third party authorized by BISYS to provide hardware and/or software maintenance on BISYS' behalf.
	B.	Client shall receive, at no additional charge, all new versions of the Program(s) and revised documentation as well as all enhancements, corrections, and alterations produced by BISYS or received by BISYS from the "BISYS LICENSOR" (as such term is defined in the Software License) so long as Client does not materially breach, and has not materially breached, any provisions of the Services Agreement, the End User Software License Agreement, or this Addendum.
	C.	BISYS shall use all reasonable efforts to correct any verifiable and reproducible error or defect in the Program(s) or replace said defective Program(s) and/or provide assistance or services necessary to correct any defect that is solely attributable to BISYS or BISYS Licensor and that significantly affects the use of the Program(s) such that the System does not materially perform in accordance with its designed specifications. Such corrections or replacements will be promptly provided upon written notification to BISYS. At its expense and if requested by BISYS, Client agrees to provide BISYS with sufficient support to enable BISYS to determine and diagnose problems encountered in order to conclude that the problem is in fact with the Program(s) and to correct the problem or defect. Corrections for defects due to unauthorized Program changes will be billed at BISYS' standard rates for such services.
	D.	As more fully described below, BISYS shall perform such maintenance service as shall be necessary to keep any equipment purchased or leased by Client from BISYS for the purpose of utilizing the Programs (the "Equipment") in, or restore the Equipment to, good working order operating in accordance with its specifications.
		1.	If at the date the parties hereto enter into this Addendum, the Equipment (or any part thereof) is not under an applicable warranty period from the manufacturer, BISYS may, at its option, inspect and test the Equipment within 30 days of the date hereof for such Equipment. If in BISYS' reasonable judgment such Equipment is not in good working order, BISYS shall restore the Equipment to good working order, and shall bill Client for such inspection, test and restoration services at prevailing rates, plus travel and other direct costs.
		2.	Client shall give BISYS' representatives full and free access to the Equipment upon reasonable notice.
		3.	With respect to Equipment maintenance services hereunder, the obligations of BISYS and Client shall be as follows:
			a.	In the event of a malfunction in the Equipment, Client shall first seek telephone assistance from BISYS. BISYS and Client shall cooperate in the identification, verification and possible resolution of Equipment problems;
b.

If the malfunction cannot be corrected through telephone assistance, BLSYS, at its option, shall provide on-site maintenance through its authorized representative.  Such representative shall repair or replace all or part of the Equipment and shall perform such other services necessary to return the Equipment to good working order; or, at its option, BISYS shall provide replacement equipment on a temporary loan basis delivered by overnight courier service, Monday through Saturday, except holidays.  Upon repair and return of the defective Equipment pursuant to paragraph III. (D)(3)(c), Client shall within five (5) days pack and return any loaned equipment according to BISYS' instructions.  Client will pay all packing and transportation costs for replacement equipment shipments;

			c.	Client shall, with the authorization and according to the instructions of BISYS, pack and return by overnight courier the affected Equipment or part back for repair. Client will pay all transportation costs for the returned Equipment. The returned Equipment shall be repaired or replaced with new or equivalent to new manufactured equipment at BISYS' option;
			d.	If the loaned equipment is not returned within five (5) days, Client will be invoiced for the loaned equipment at the list price then in effect.

TOTAL ACCESS BANKING ADDITIONAL SERVICES ADDENDUM - CONTINUED
		4.	Services outside the scope of BISYS' obligations under this Addendum includes, but is not limited to the following:
			a.	Maintenance, repair or replacement of any peripheral equipment, including, but not limited to, personal computers, video displays, printers, modems, linedrivers or cables;
			b.	Electrical work external to the Equipment;
			c.	Repair or replacement necessitated by damage to or other defects in the Equipment resulting from causes external to the Equipment, including neglect or misuse, unauthorized attachments or modifications, use of the Equipment for other than its intended purpose, service or repair of Equipment by persons other than BISYS or other persons authorized by BISYS;
			d.	Services in connection with relocating the Equipment or the addition or removal of item of Equipment attachments, features, accessories, or other devices, or the service of alterations, attachments, or other devices not furnished by BISYS;
			e.	Furnishing supplies or other accessories, or painting or refinishing the Equipment;
			f.	Repair or exchange due to damage, or increase in service time, caused by events beyond BISYS' control, such as accident, transportation, water, wind, fire, sabotage, explosion, vandalism, burglary, and failure of electrical power, alterations or additions to Equipment not furnished by BISYS;
			g.	Repair or exchange caused by the failure to provide a suitable environment prescribed by BISYS including adequate space, electrical power, air conditioning, and humidity control.
IV.	HARDWARE WARRANTY
	A.	BISYS warrants that the Client will acquire good and clear title to the Equipment purchased. BISYS further warrants that for one-hundred eighty (180) days after shipment, the Equipment shall be free from defects in design, material and workmanship and shall not fail in any material respect to execute its programming instructions. Written notice of any claimed defect must be received by BISYS within such 180-day period.
THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED (INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE).
IN THE EVENT OF ANY LOSS OR DAMAGE TO THE CLIENT, WHETHER UNDER WARRANTY, CONTRACT OR OTHERWISE, DIRECT OR INDIRECT, INCIDENTAL OR CONSEQUENTIAL, BISYS SHALL HAVE NO LIABILITY BEYOND REPAIR OR REPLACEMENT OF DEFECTIVE ITEMS, COMPONENTS OR PARTS AS SET FORTH HEREIN. IN NO EVENT WILL BISYS BE LIABLE FOR DAMAGES IN EXCESS OF ALL CHARGES PAID BY THE CLIENT IN RESPECT OF ANY DEFECTIVE ITEM, COMPONENT OR PART UNDER THIS AGREEMENT
	B.	BISYS warranty is contingent upon proper use of the Equipment in accordance with BISYS installation and operating manuals and (a) does not cover the Equipment if modified by anyone other than BISYS or BISYS' authorized representatives; (b) does not apply if adjustment, correction, repair or replacement of the Equipment, wholly or partially, is required because of accident, neglect or operating conditions outside of specifications; (c) does not cover defects in any central processing unit, associated software, terminals, controllers or telephone equipment used with the System and associated equipment; (d) does not cover malfunctions caused by defects in or arising from the installation, training or servicing other than by authorized BISYS representatives; and (e) does not apply if the Client has rejected any corrections, updates or modifications made available or supplied by BISYS.
V.	EXPENSES
Client shall reimburse BISYS for any out-of-pocket expenses incurred by BISYS in performing its obligations hereunder. Expenses include travel, lodging, meals, telephone, and shipping as may be necessary to perform under this Addendum.
VI.	TITLE
Any new versions of the Program, including enhancements, modifications, alterations, or changes thereto provided under this Addendum shall remain the proprietary property of BISYS LICENSOR to the same extent as do the Licensed Materials as set forth in the Software License.

TOTAL ACCESS BANKING ADDITIONAL SERVICES ADDENDUM - CONTINUED
VII.	PRICES AND FEES
Prices and fees are as specified on the attached TOTAL ACCESS BANKING PRICE SCHEDULE. The schedules are subject to change as specified in the Services Agreement. Client hereby agrees to pay the specified charges in consideration for the services and products provided hereunder and to abide by the terms of the attached Total Access Banking End User Software License Agreement. The Client hereby agrees to pay fifty percent (50%) of the total Purchase Price as listed on the attached Price Schedule upon execution of the TOTAL ACCESS BANKING ADDITIONAL SERVICES ADDENDUM; and, the Client agrees to pay the remaining balance of the Purchase Price upon installation and receipt of BISYS invoice. All terms and conditions in the existing Services Agreement shall remain unchanged.
VIII.	EFFECTIVE DATE OF TOTAL ACCESS BANKING ADDITIONAL SERVICES ADDENDUM:
Date:____________________
This agreement is only effective if executed by the Client no later than 30 days after the date set-forth above.

		Client's Name:	Greater Buffalo Savings Bank
BISYS, INC.		Client's City/State:	Buffalo, NY
Approved by:	s/	Approved by:	s/
Name:	W.W. Neville	Name:	Louis Sidoni
Title: President	Date: 6/14/99	Title: EVP	Date: 6/9/99

	TOTAL ACCESS BANKING PRICE SCHEDULE
I.	PRODUCT AND MONTHLY SERVICE		PURCHASE PRICE		MONTHLY SUPPORT AND MAINTENANCE
	Hardware:
	X	4 Line Analog Model		$24,000		$150
	_____	4 Line Analog Upgrade(s) (20 line upgrade maximum)		$10,000 / 4 Line Upgrade		$50 / 4 line Upgrade
	Software:
	Application System Deposits Application Mortgage Loan Application Installment Loan Application		$ $ $	5,000 3,000 3,000	$ $ $	25 25 25

	Site License					$208
	Installation Fee[1] On-site system installation and training (Two day maximum)			$3,500

	Voice Response Transaction Fee (100 MINIMUM) Total Access Banking System ($100 MINIMUM) Other (Third Party) ($200 MINIMUM) Terminal Connection Fee			4@	$ $ $	.015/ transaction / month .03 / transaction / month 25.00 / line/ month ($100.00)
II.	OPTIONAL FEATURES
	_____	Extended On-line Availability[2] The client hereby subscribes to extended on-line update availability.			$1,100.00 / month
	_____	Card Activation & Hot Card Reporting Implementation Transaction Fee ($100 MINIMUM/MONTH)	$___________		$1.00 / transaction / month

		Estimated One-Time		$38,500
		Estimated Monthly		$533
____________________________________
1	Plus travel and lodging expenses
2	Under the extended on-line option, the TAB system will be available 7 days a week, 23 + hours a day, 365 days a year except for periods of non-availability on selected Saturdays or Sundays for required maintenance of the BISYS Host system hardware and/or software. BISYS agrees to provide clients with prior written notice of the scheduled periods of non-availability.
					Client Initials __________

Contract No. CHH - 1922
GREATER BUFFALO SAVINGS BANK EXHIBIT B ONE TIME CHARGES
Service	One Time Charge*
Implementation/Training/Set-Up
FNS Financial Suite
Online ATM Processing
Debit Card Processing
Voice Response System (BISYS TAB)
Total Information Manager/QM (hard drive, including hardware)
Bankers Systems Electronic Forms (Deposit)
Test Bank Facility
nFront WEB Banking
WAN Telecommunications Estimate
LAN Implementation
Hardware Estimate

* Plus reasonable Travel & Lodging expenses.	$30,000.00 $22,000.00 $2,500.00 $2,650.00 $40,500.00 $30,155.00 $9,672.00 $1,000.00 $30,000.00 $6,583.87 $14,275.00 $52,966.35

GREATER BUFFALO SAVINGS BANK EXHIBIT C ESTIMATED MONTHLY CHARGES
Service	Monthly Fees
FNS Financial Suite
Online ATM Processing
Debit Card Processing
Voice Response System (BISYS TAB)
Total Information Manager/QM (hard drive, including hardware)
Bankers Systems Electronic Forms (Deposit)
Test Bank Facility
nFront WEB Banking (minimum monthly charge)
WAN Telecommunications Estimate

	$ $ $ $ $ $ $ $ $	700.00 920.00 519.90 533.00 300.00 806.00 100.00 650.00 1,346.36
Charges listed on this Exhibit C are estimates based on current activity and volume. In the event Client elects to purchase any of the Services listed above, actual pricing will be determined pursuant to an Additional Services Agreement to be entered into by BISYS and the Client.

ELECTRONIC FUNDS TRANSFER ADDITIONAL SERVICES ADDENDUM TO SERVICES AGREEMENT NO. CHH - 1922 DATED ________ ("Services Agreement")
Client wishes to purchase and BISYS wishes to sell to Client any and all electronic funds transfer services generally offered by BISYS to its clients as described in the EISYS ATM Support and Network Access Product Description (the "EFT Services"), including Client's participation in the VISACHECK debit card program as provided by VISA U.S.A., Inc., and/or VISA International (individually and collectively "VISA") and the Master Money debit card program as provided by MasterCard International ("MasterCard"). Such participation to be offered to Client, through BISYS, by Electronic Data Systems Corporation ("EDS"). The Agreement is hereby supplemented and clarified as follows:
I.	CLIENT EQUIPMENT
Concurrently with its signing of this Addendum, Client will notify BISYS in writing as to the number and location of any and all Client automatic teller machines ("ATMs") through which Client will initially access the EFT Services. BISYS agrees that Client may add additional Client ATMs to which BISYS agrees to provide the EFT Services provided that Client gives BISYS at least 90 days prior written notice of the installation and location of such additional Client equipment and provided that the EFT Services can be provided through such additional Client equipment in accordance with BISYS' then prevailing normal procedures. Notice of such additional Client equipment shall be sent to BISYS at the address set forth above, Attention: Director of Client Service, or to such other address as BISYS may direct from time to time.
II.	MONITORING AND MAINTENANCE OF COMMUNICATIONS LINES AND CLIENT EQUIPMENT
BISYS agrees to monitor Client ATM and related equipment and the communications lines attached to such Client ATM equipment in accordance with BISYS' normal procedures for the purpose of determining their status and functioning. BISYS shall contact and inform Client of the nature of any problems detected by BISYS in accordance with BISYS' normal procedures. BISYS shall contact and inform the appropriate communications company of the nature of any problems detected by BISYS in the communications lines in accordance with BISYS' normal procedures. Clients will supply and maintain all Client ATM equipment. Client's maintenance services shall include, but not be limited to, replenishing all cash and supplies required by Client ATM equipment and providing all required preventative and remedial maintenance.
III.	TRAINING AND DOCUMENTATION
BISYS agrees to provide Client's employees with training in the applicable EFT Services. Such initial training will be at no charge to Client and will, at BISYS' option, be provided at a BISYS training facility or at Client's location. Additional training sessions shall be held at BISYS training facilities from time to time for BISYS' then prevailing charges for such training. Client shall be responsible for all travel and out-of-pocket expenses incurred by Client's employees in attending any such training sessions. BISYS will, in accordance with its normal procedures, provide Client with copies of all marketing and training materials relating to the EFT Services being purchased by Client hereunder which BISYS generally makes available to clients of such EFT Services.
IV.	CARD STANDARDS
Client agrees that all access cards issued to Client's customers to activate any equipment through which the EFT Services may be accessed (the "Access Cards") shall conform to the data content, format and encoding specifications specified by BISYS to Client from time to time during the term of this Agreement.
V.	ACCESS TO NETWORKS: SETTLEMENT
If, as part of the EFT Services provided by BISYS to Client hereunder, Client instructs BISYS to provide Client with access to EFT networks maintained by BISYS and/or third parties, Client agrees to comply with the rules, regulations, procedures, fees, assessments, penalties and other membership duties, obligations and costs of such third party networks, as from time to time in effect, which are applicable to Client. Client will comply with all BISYS and third party network rules, regulations, procedures and costs relating to settlement, as from time to time in effect during the term of this Agreement. If Client is participating in the VISACHECK or MasterCard debit card program, Client agrees to maintain a demand deposit account with a financial depository institution which is capable of receiving and processing debits and credits initiated by EDS and presented through the automatic Clearing House ("ACH") system (the "Settlement Account")~. Client hereby authorizes BISYS and/or EDS to charge the Settlement Account for settlement of all transactions and Client acknowledges that EDS may, in its sole discretion, delay settlement or require Client to deposit additional deposits in appropriate amounts with EDS to offset any shortfall of funds EDS may incur as a result of settling such transactions. BISYS shall have no liability to Client for any shortfall of funds in the Settlement Account.

ELECTRONIC FUNDS TRANSFER ADDITIONAL SERVICES ADDENDUM - CONTINUED
VI.	FILE RETENTION
If Client requests BISYS to provide it with EFT transaction data retained by BISYS in the Client Files in order to aid Client in resolving an alleged error claimed by a Client customer, and it is determined that there is no BISYS error in such transaction, Client will pay BISYS its then prevailing archival retrieval charges in providing Client with the requested data. If it is determined that there was a BISYS error in any transaction referred to above, BISYS will provide the archival retrieval at no charge. While BISYS does not have any responsibility in assisting Client in resolving any disputed transaction that is brought to BISYS' attention more than 120 days after the date the alleged error occurred, BISYS will provide Client the requested data providing such data is available at its then prevailing archival retrieval charges.
VII.	BISYS USE OF CLIENT FILES
Notwithstanding the foregoing, BISYS may use the Client Files in the compilation of statistical data in which the Client Files are not identifiable, which statistical data shall be the sole and absolute property of BISYS. BISYS shall have the sole right to use, sell and distribute such statistical data.
VIII.	COMPLIANCE WITH LAWS
	A.	Client shall be responsible for compliance with all applicable laws and governmental regulations including, without limitation, compliance with error and dispute resolution procedures specified by the Electronic Fund Transfer Act of 1978 and the regulations and interpretations promulgated thereunder (including, without limitation, Regulation E of the Board of Governors of the Federal Reserve System). If Client is participating in the VISACHECK or MasterCard program, Client represents and warrants that Client's bank card program complies with all statutes, laws and government regulations applicable to Client's participation in such bank card programs and that Client will comply with all VISA and MasterCard regulations applicable to Client's participation in such programs. BISYS shall not have any responsibility for compliance with such procedures or otherwise resolving disputes between Client and its customers. If, after the date hereof any modifications to the EFT Services shall be required by law or by any governmental regulatory authority having authority over the business of Client, BISYS shall, except to the extent such changes may be beyond the capability of the BISYS switch and/or the Client equipment to implement, conform the EFT Services to be in compliance with such modified laws or governmental regulations. BISYS may, at its discretion, pass on in whole or in part on an equitable basis to all users the costs of making any such modification to the EFT Services.
	B.	If providing any of the EFT Services to Client hereunder violates, or in BISYS' opinion is likely to violate, any applicable laws or governmental regulations, BISYS may, upon written notice to Client, immediately cease providing the affected EFT Services to Client.
	C.	BISYS does not have any obligation to make enhancements to the EFT Services which may hereafter be permitted (but not required) on account of changes in applicable laws or governmental regulations. Any and all such enhancements to the EFT Services will be made by BISYS in its sole discretion.
	D.	Client shall provide all required notices to the appropriate regulatory authorities concerning the execution or termination of this Agreement, or of any substantial changes in the EFT Services being provided to Client hereunder. BISYS agrees that any and all Client Files maintained by it for the Client pursuant to this Agreement shall be available for inspection by the appropriate regulatory authorities during regular business hours, upon reasonable prior written notice to BISYS.
IX.	LIMITATION OF LIABILITY
BISYS' sole liability under this Agreement for money damages resulting from claims made by Client, or any third party (including customers of Client), arising from or related to the EFT Services performed hereunder shall be limited to (a) the amount of cash erroneously dispensed at a Client automated teller machine, (b) the loss of funds resulting from excess amounts erroneously transferred from an account of a customer of Client account to a third party, and/or (c) the loss of funds resulting from amounts erroneously transferred from an account of a customer of Client to an incorrect third party, in each case caused solely by (x) BISYS' failure to properly service, maintain, program or operate the EFT Services, or (y) any misconduct or negligence of BISYS' officers, employees, or agents in performing the EFT Services. Client agrees to cooperate with BISYS, at BISYS' direction and expense, in taking all steps necessary to recover any dispensed cash and/or funds lost resulting from amounts erroneously transferred for which BISYS is liable.

ELECTRONIC FUNDS TRANSFER ADDITIONAL SERVICES ADDENDUM - CONTINUED
X.	INDEMNIFICATION
Client shall indemnify and save harmless BISYS from any claims, liabilities or losses, including costs and attorney's fees, resulting from (a) EFT transactions effected with lost, stolen or misused Access Cards issued by, or on behalf of, Client to access the EFT Services, and/or (b) action, omissions or commissions of Client's agents and third party host processors relating to the EFT Services.
Client shall be responsible for the collection of Client's customers' accounts, all losses from such accounts, all costs or expenses incurred in connection with the collection efforts relative to such customers' accounts, the resolution of any controversy, claim or dispute involving such customers' accounts made by the customer relative to the debit card program, the taking of action relative to the misuse or abuse of Client's customers' accounts, and the establishment and maintenance of the Client customers' authorization limits.
XI.	GENERAL
Except for the additional terms and conditions contained in this EFT Services Addendum, the Agreement and other Addenda, if any, shall remain in full force and effect. Client hereby agrees to pay the specified charges in consideration for the services and products provided with a payment of 50% of all one-time non-recurring charges due at contract signing. All terms and conditions in the Services Agreement shall remain unchanged. If there is any conflict between the terms and conditions of this Addendum and the other terms and conditions of the Agreement as may be amended to which the Addendum forms a part, the terms and conditions of this Addendum shall prevail.

		Client's Name:	Greater Buffalo Savings Bank
BISYS, INC.		Client's City/State:	Buffalo, NY
Approved by:	s/	Approved by:	s/
Name:	W.W. Neville	Name:	Louis Sidoni
Title: President	Date: 6/14/99	Title: EVP	Date: 6/9/99

ELECTRONIC FUNDS TRANSFER ADDITIONAL SERVICES ADDENDUM TO SERVICES AGREEMENT NO. _____________ DATED __________("Services Agreement") BATCH ATM SERVICES
Expense Description				Onetime	Recurring
I.	BASE FEES
	Basic Service Fees (Batch Client) Online Includes: Institution Data File Standard Daily/Monthly Report Positive Balance File Backup Host Support Card Management					$400.00
II.	TERMINAL DRIVING
	ATM Set-up Fee (First ATM)			$1,000.00
	Set-up Fee Each additional ATM			$500.00
	Terminal Driving Support:
	1	-	10		1 @	$100.00	each
	10	-	20			$75.00	each
	21	-	30			$50.00	each
	31	+				$25.00	each
III.	TRANSACTION PROCESSING On-Line Processing
	On-Us Transactions:				1250 @	$0.08	each	(100.00)
	Foreign Transactions:
	1	-	5,000		1250 @	$0.12	each	(150.00)
	5,001	-	10,000			$0.11	each
	10,001	-	25,000			$0.10	each
	25,001	-	50,000			$0.09	each
	50,001	-	100,000			$0.07	each
	100,001	-	500,000			$0.06	each
	500,001	-	1,000,000			$0.05	each
	1,000,001	-	2,500,000			$0.04	each
	2,500,000	+				$0.04	each
	Batch Off-Line Posting Items					$0.10	each
IV.	CARDHOLDER PROCESSING
	# of Cardholder Records on File (ATM Card Only)				500 @	$0.04	each	(20.00)
V.	Batch PBF Records (Batch Clients Only)					$0.04	each
VI.	NETWORK INTERFACES
	Network Connection			$1,500.00/network
	Network Interface (1-3 Networks)					$125.00	per month
	Each Additional Network					$25.00	each
	Plus/Cirrus Correspondent Member Fee					$50.00	each	Plus
						$50.00		Cirrus
						50.00		Cartel
	Estimated $920.00 Monthly based on above volumes.

		Client's Name:	Greater Buffalo Savings Bank
BISYS, INC.		Client's City/State:	Buffalo, NY
Approved by:	s/	Approved by:	s/
Name:	W.W. Neville	Name:	Louis Sidoni
Title: President	Date: 6/14/99	Title: EVP	Date: 6/9/99

ELECTRONIC FUNDS TRANSFER ADDITIONAL SERVICES ADDENDUM TO SERVICES AGREEMENT NO.________________ DATED ________ ("Services Agreement") BATCH eDEBIT CARD SERVICES
Expense Description		Onetime	Recurring
I.	BASE FEES
	Debit Card Services	$2,000.00	$300.00
	Cardholder File Formatting	$400.00
	Debit Card On-line Terminal	$250.00	$200.00
	On-line Terminal Access Fee		$0.25	per minute
	Sponsorship (Master Money)	$300.00	$250.00
II.	TRANSACTION PROCESSING
	Off-line Debit Card Transactions:
	Debit Card Authorizations		$0.08	each
	Debit Card Transaction Postings		$0.075	each
	Chargebacks/Representment ($20.00 for paper, $5.00 online)		$20.00	each
	Retrievals		$4.00	each
	Compliance Services		$30.00
III.	CARDHOLDER PROCESSING
	# of Cardholder Records on File (Visa/Check/Master Money)		$0.06	each
	On-line Debit Card Maintenance Updates		$0.015	each
IV.	CALL CENTER SUPPORT AND RELATED PASS THRU FEES
	Lost & Stolen Card		$12.00
	Call Referral (Mandatory but can be supported by F1)		$7.50
	Voice Authorization From Merchants w/o Terminals		$7.50
	$2,650.00 - One Time
	$519.00 - Monthly estimate, actual volume will be used.

		Client's Name:	Greater Buffalo Savings Bank
BISYS, INC.		Client's City/State:	Buffalo, NY
Approved by:	s/	Approved by:	s/
Name:	W.W. Neville	Name:	Louis Sidoni
Title: President	Date: 6/14/99	Title: EVP	Date: 6/9/99

ELECTRONIC FUNDS TRANSFER ADDITIONAL SERVICES ADDENDUM TO SERVICES AGREEMENT NO.________________ DATED ________ ("Services Agreement") BATCH SPECIAL SERVICES
Expense Description		Onetime		Recurring
I.	CONVERSION IMPLEMENTATION CHARGES
	ATM Conversion Support BISYS Platform	$500.00
	Conversion Support non-BISYS Platform	$1,500.00
	Deconversion Support	$2,000.00
	Additional Deconversion Files				$200.00	per file
II.	CARDHOLDER PROCESSING
	Customer Authorization File Creation	$500.00
	CAF File Conversion runs or Mass Issue	$750.00
	Mass Issue/CAF File Conversions (Additional Runs)				$250.00	per run
	Negative Stand-in File	$200.00			$50.00	per month
					plus $0.05	per record
	Cardholder File Purge	$500.00		$
	Pin Salvage				$250.00
	Special Reports	$250.00			$30.00	per report
	Special Statistical Reporting	$250.00			$75.00	per report
III.	SPECIAL SERVICES
	ATM Add/Modify/Delete	$500.00	per ATM
	Custom Applications:
	Programming	$250.00	per hour
	Download Charge	$500.00	per ATM load
	Technical Support	$250.00	per hour
	Consulting Services	$250.00	/hr. plus expenses
	Computer Test Time	Cost plus 10%
	Database Changes
	30 days notice	$50.00	per change
	5 days notice	$100.00	per change
	24 hours or less notice	$250.00	per change
	Debit Card Compliance Investigations				$30.00	per transaction
	Debit Card Quarterly Reporting				$300.00	per report
	ATM Foreign Language Support	$1,250.00	language		$25.00	per language/ATM
	Surcharging	$500.00			$25.00	per month/ATM
	Expanded Receipt	$1,000.00			$25.00	per month/ATM
	Surcharge Exemption Support	$500.00	per Bin		$100.00	per month
	ATM Adjustments (Paper)				$5.00	each
IV.	TRAINING
	Additional Training Programs	$800.00	per session, plus expenses
V.	PASS THROUGH CHARGES
	Postage			At cost
	VISA/MasterCard Fees and Assessments			At cost
	Travel Expense Incurred on Behalf of Client			At cost
	Courier Expenses			Cost plus 20%
	Communication Charges			Cost plus 20%
	Third Party POS Fees			Cost plus 20%

		Client's Name:	Greater Buffalo Savings Bank
BISYS, INC.		Client's City/State:	Buffalo, NY
Approved by:		Approved by:	s/
Name:		Name:	Louis Sidoni
Title:	Date:	Title: EVP	Date: 6/9/99

BISYS, INC. BANKERS' SYSTEMS, INC. (BSI) DEPOSIT FORMS ADDITIONAL SERVICES AGREEMENT

This Addendum will authorize DISYS, Inc. to provide the BSI Deposit Forms to:

______________________________________________Greater Buffalo Savings Bank__________________________________(Client)

under the terms of our existing Services Agreement, No. _______CHH - 1922_____.

Fees for the use of the BSI Deposit Forms will be assessed per the following schedule:

	Recurring Annual	Recurring Monthly	One Time
Total Estimated Recurring BSI Deposit Forms	$6,860.00		$6,860.00
Total	$	$ 572.00	$ 572.00

We hereby agree to pay the above charges in consideration for the services provided.  All software license fees will be payable 50% at signing of Additional Services Agreement, 50% at installation.  All terms and conditions in the existing Services Agreement shall remain unchanged.

Date ASA Completed: _____6/8/99_______.
This agreement is only effective by the Client no later than 30 days after the date set-forth above.

		Client's Name:	Greater Buffalo Savings Bank
BISYS, INC.		Client's City/State:	Buffalo, NY
Approved by:	s/	Approved by:	s/
Name:	W.W. Neville	Name:	Louis Sidoni
Title: President	Date: 6/14/99	Title: EVP	Date: 6/9/99

Bank Information Solutions
 2091 Springdale Road
Cherry Hill, NJ 08003

BISYSR

June 14,1999

Mr. Louis Sidoni
Executive Vice President
Greater Buffalo Savings Bank
GBSB Development Corporation
Convention Towers, Suite 1109
33 Court Street
Buffalo, N.Y. 14202

Dear Mr. Sidoni:

We want to thank you for the enclosed executed Services Agreement and Additional Services Agreements.  We realize that this decision was only reached after considerable thought and effort on the part of you, your staff and the Board.  Consequently, we are sincere in our commitment to you to provide the best level of product and service achievable over the next five (5) years.

During this process, we have mutually agreed to elevate the level of bank service technology in order to deliver a product in partnership designed to equip you for continued success.  I want to assure you that this is my personal goal and, if I can be of any assistance as we proceed, please call on me.

We look forward to a mutually beneficial relationship and again, thank you for the opportunity to let us serve you and your information servicing needs.

Sincerely,

W. W. Neville
President

WWN/bav

Enclosure

609.424.0150 800.824.5898
Fax: 609.424.7980